UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐                   Preliminary Proxy Statement        ☐ Soliciting Material Under Rule 14a-12

☐                   Confidential, For Use of the

Commission Only (as

permitted

by Rule 14a-6(e)(2))

☒                 Definitive Proxy Statement

Definitive Additional

☐                   Materials

AMERICAN STATES WATER COMPANY

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Notice of 2013 Annual Meeting of Shareholders

Date:	May 21, 2013

Time:	10:00 a.m., Pacific Time

Location:	The Langham
1401 South Oak Knoll Avenue
Pasadena, California 91106

Record Date:	March 28, 2013

Agenda:	To elect the following directors to class II of the board of directors to serve until the annual meeting in 2016 or until their successors are duly elected and qualified:

Dr. Diana M. Bontá
Mr. Lloyd E. Ross
Mr. Robert J. Sprowls

To approve the 2013 Non-Employee Directors Stock Plan;

Advisory vote to approve the compensation of our named executive officers;

To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm; and

To transact any other business, which may properly come before the 2013 annual meeting or any adjournment thereof.

By order of the board of directors:

Eva G. Tang
Corporate Secretary

San Dimas, California
April 10, 2013

Important Notice Regarding the Availability of Proxy Materials

For the Shareholders Meeting to Be Held on May 21, 2013

Pursuant to rules adopted by the Securities and Exchange Commission, we have elected to furnish our proxy statement, a proxy card and our Annual Report on Form 10-K for the year ended December 31, 2012 primarily via the Internet at www.proxyvote.com.  As a result, on or about April 10, 2013, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials.  This Notice contains instructions on how to access our proxy materials over the Internet and how to request a paper copy of our proxy materials.  On or about April 10, 2013, we are mailing to all of our remaining shareholders a paper copy of our proxy materials.  Shares must be voted either by telephone, Internet or by completing and returning a proxy card as provided in our proxy statement.  Shares cannot be voted by marking, writing on and/or returning this Notice or any other notice regarding our proxy materials.

Directions for Attending the 2013 Annual Meeting

We will hold the 2013 annual meeting at The Langham, 1401 South Oak Knoll Avenue, Pasadena, California 91106.

For shareholders of record, either the detachable portion of your proxy card or your Notice is your ticket to the 2013 annual meeting.  Please present your ticket when you reach the registration area at the 2013 annual meeting.

For shareholders who hold shares through a brokerage firm, bank or other shareholder of record, your admission ticket is the copy of your latest account statement showing your investment in our common shares.  Please present your account statement to one of our representatives at the 2013 annual meeting.  You cannot vote your shares at the 2013 annual meeting unless you have obtained a legal proxy from your broker, bank or other shareholder of record.  A copy of your account statement is not sufficient for this purpose.

Directions to The Langham

American States Water Company

Proxy Statement for 2013 Annual Meeting

i

PROPOSAL 4: RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	66
What are the audit and finance committee’s pre-approval policies and procedures?	66
Principal Accounting Fees and Services	66
OTHER MATTERS	67
OBTAINING ADDITIONAL INFORMATION FROM US	67

ATTACHMENT I:
2013 NON-EMPLOYEE DIRECTORS STOCK PLAN, AS PROPOSED

April 10, 2013

American States Water Company

630 East Foothill Blvd.

San Dimas, California 91773

2013 Proxy Statement

The Securities and Exchange Commission, or SEC, has adopted rules to allow us to elect to use the Internet as our primary means of furnishing our proxy statement, electronic proxy card and our Annual Report on Form 10-K for the year ended December 31, 2012 to our shareholders.  As a result, on or about April 10, 2013, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials referred to herein as the Notice.  The Notice contains instructions on how to access our proxy materials over the Internet at www.proxyvote.com and how to request a paper copy of our proxy materials.  The proxy materials will be posted on the Internet no later than the date we begin mailing the Notice.  On or about April 10, 2013, we are mailing to all remaining shareholders a paper copy of our proxy materials.  We are sending a Notice or proxy materials to each of our shareholders of record in connection with the solicitation by our board of directors of proxies to be voted at our 2013 annual meeting and any adjournments thereof.

We have set the record date for determining the shareholders entitled to vote at the 2013 annual meeting as the close of business on March 28, 2013.  As of March 28, 2013, we had 19,283,505 common shares outstanding.  We do not have any other outstanding equity securities.  Each of our common shares is entitled to one vote.

We will hold our 2013 annual meeting on May 21, 2013 at 10:00 a.m., Pacific Time, at The Langham, 1401 South Oak Knoll Avenue, Pasadena, California 91106.

INFORMATION ABOUT THE 2013 ANNUAL MEETING

What is the purpose of the 2013 annual meeting?

At our 2013 annual meeting, we will ask our shareholders to elect directors to class II who will serve until our annual meeting of shareholders in 2016, or until our shareholders duly elect their qualified successors.  We will also ask shareholders to ratify the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm, and to vote on any other matter which may properly come before the 2013 annual meeting or any adjournment, including any proposal to adjourn the 2013 annual meeting.  In addition, we will ask shareholders to approve the 2013 Non-Employee Directors Stock Plan, or 2013 directors plan, and an advisory vote approving the compensation of our named executive officers, commonly referred to as a “say-on-pay” proposal.

Even if you are able to attend the 2013 annual meeting, we encourage you to vote early using the mail, telephone or Internet methods described below.

Who may attend the 2013 annual meeting?

Our shareholders and our representatives may attend our 2013 annual meeting.  If you are a shareholder of record on the record date, you must bring either the detachable portion of your proxy card or your Notice in order to gain admission to our 2013 annual meeting.  You are a shareholder of record if your shares are registered directly in your name.  We mailed this proxy statement or the Notice directly to you if you are a shareholder of record.

If you are a shareholder who holds shares through a brokerage firm, bank or other shareholder of record on the record date, you must bring a copy of your latest account statement showing your investment in our common shares.  If you are a beneficial owner of our shares, your broker, bank, trustee or nominee sent this proxy statement or the Notice to you.

How may I vote my shares in person at the 2013 annual meeting?

If you are the shareholder of record, you may vote your shares in person at the 2013 annual meeting if you have either the detachable portion of your proxy card or your Notice as proof of identification.  If you are the beneficial owner of shares held in street name, you may vote your shares at the meeting if you obtained a legal proxy from your broker, bank or other shareholder of record.  Participants in Golden State Water Company’s 401(k) plan may not vote their 401(k) shares in person at the 2013 annual meeting since the 401(k) plan trustee is the shareholder of record of these shares.

How may I vote my shares without attending the 2013 annual meeting?

All proxies that shareholders properly sign and return, unless properly revoked, will be voted at the 2013 annual meeting or any adjournment thereof in accordance with the instructions indicated on the proxy.

You may vote your shares without attending the 2013 annual meeting by mail, telephone or Internet.

Voting by Mail

¡                 If you received a paper copy of the proxy materials, you may sign, date and return your proxy card in the pre-addressed, postage-paid envelope provided.

Voting by Telephone

¡                 You may vote by proxy using the toll-free telephone number listed on the proxy card.  Please have your Notice or the proxy card in hand before calling.

¡                 If your shares are held through a brokerage firm, bank or other shareholder of record, you may vote by telephone only if the shareholder of record (broker, bank or other shareholder of record) offers that option to you.

¡                 Votes submitted by telephone must be received by 11:59 p.m., Eastern Time, on May 20, 2013 in order to be voted at the 2013 annual meeting.  Participants in Golden State Water Company’s 401(k) plan may vote their 401(k) plan shares by telephone, but must do so by the date set forth below.

Voting by Internet

¡                 You may also vote by proxy using the Internet.  The Internet address is www.proxyvote.com which is also listed on the Notice and the proxy card.  Please have the proxy card or Notice in hand before going online.  You may also view our proxy statement and 2013 annual report at this website.  If your shares are held through a brokerage firm, bank or other shareholder of record, you may vote by the Internet only if the shareholder of record (broker, bank or other shareholder of record) offers that option to you.

¡                 Votes submitted by Internet must be received by 11:59 p.m., Eastern Time, on May 20, 2013 in order to be voted at the 2013 annual meeting.  Participants in Golden State Water Company’s 401(k) plan may vote their 401(k) plan shares by Internet, but must do so by the date set forth below.

Regardless of whether or not you attend the 2013 annual meeting in person, we encourage all of our shareholders to vote using one of the methods described above.

Participants in Golden State Water Company’s 401(k) plan may vote their 401(k) plan shares using any of the methods described above.  Votes submitted by telephone or using the Internet must be received by 11:59 p.m., Eastern Time, on May 17, 2013 in order for us to forward your instructions to the 401(k) plan trustee.  The trustee will vote 401(k) plan shares as to which no directions are received in the same ratio as 401(k) plan shares with respect to which directions are received from other participants in the 401(k) plan, unless contrary to the Employee Retirement Income Security Act of 1974.

May I change my vote after I submit a proxy?

You may revoke your proxy at any time before the named proxies vote at the 2013 annual meeting by any of the following methods:

¡                 filing with us a written notice of revocation of the proxy bearing a later date,

¡                 attending the 2013 annual meeting and voting in person, or

¡                 presenting a written notice of the revocation of the proxy at the 2013 annual meeting.

If you hold your shares through a broker, bank or other shareholder of record, then you must obtain a legal proxy in order to take any of these actions.

Please bear in mind that your execution of a proxy will not affect your right to attend the 2013 annual meeting or any adjournment thereof and vote in person; however, your attendance at the 2013 annual meeting will not, by itself, revoke your proxy, unless you take one of the actions listed above.

How may I cast my vote?

In the election of directors, you may vote your shares for the nominees in the following manner:

¡                 “FOR ALL” of the nominees,

¡                 “WITHHOLD ALL” (you may withhold your authority to vote for any individual nominee(s) by marking the “For All Except” box and writing the number(s) of the nominee(s) on the line provided), or

¡                 “FOR ALL EXCEPT,” and write the number(s) of the nominee(s) on the line provided for any individual nominee(s) for whom you choose to withhold your authority to vote.

With respect to the vote to approve the 2013 directors plan, the advisory vote to approve the compensation of our named executive officers and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, you may vote your shares in the following manner:

¡                 “FOR,”

¡                 “AGAINST,” or

¡                 “ABSTAIN.”

Each share is entitled to one vote on each of these matters.

May I cumulate my votes for a director?

You may not cumulate your votes for a director (i.e., cast for any candidate a number of votes greater than the number of common shares that you hold on the record date) unless you or another shareholder:

¡                 places the candidate’s name in nomination prior to the voting, and

¡                 prior to the voting, gives notice of an intention to cumulate votes at the 2013 annual meeting.

If you or any other shareholder gives notice prior to voting of an intention to cumulate votes, then all shareholders may cumulate their votes for candidates who have been nominated.

How does the board recommend that I vote at the 2013 annual meeting?

Our board recommends that you vote your shares:

¡                 “FOR ALL” of the nominees for class II director,

¡                 “FOR” the 2013 directors plan,

¡               “FOR” approval of the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and any related material disclosed in this proxy statement, referred to herein as a “say-on-pay” advisory vote, and

¡                 “FOR” the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

How will the named proxies vote if I send in my proxy without voting instructions?

The named proxies will vote “FOR ALL” of the board’s nominees to be elected as directors, “FOR” the 2013 directors plan, “FOR” the approval of the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and  any related materials disclosed in this proxy statement, and “FOR” the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm if you send in your proxy without voting instructions.  The named proxies will also vote in favor of such other matters as are incident to the conduct of the 2013 annual meeting, unless otherwise instructed.

How will the named proxies vote if a nominee is unable to serve as director?

In the event any one or more of the nominees is withdrawn from nomination as a director or is unable to serve for any reason, a contingency not now anticipated, the named proxies may vote for a substitute nominee or nominees, unless otherwise instructed by a shareholder on his or her proxy.

What vote is required to approve each of the proposals?

Proposal 1

Candidates for the board of directors receiving the highest number of affirmative votes of the shares entitled to vote at the 2013 annual meeting in person or by proxy (up to the number of directors to be elected) will be elected.  Votes cast against a candidate or votes withheld will have no legal effect.  Brokers are not authorized to vote on this proposal unless you instruct otherwise.

Proposal 2

A majority of our common shares present at the 2013 annual meeting in person or by proxy must vote in favor of the 2013 directors plan and the total vote cast must represent over 50% in interest of all shares entitled to vote on the proposal in order for grants of restricted stock units to be made under the 2013 directors plan.  Abstentions on this proposal will have the effect of a vote against the proposal.  Brokers are not authorized to vote on this proposal unless you instruct otherwise.

Proposal 3

The compensation of the named executive officers, as disclosed pursuant to the compensation rules of the SEC, including the compensation discussion and analysis, compensation tables and any related material disclosed in this proxy statement will be approved upon an affirmative vote of a majority of our common shares represented in person or by proxy and voting, provided that the shares voting affirmatively also constitute at least a majority of the required quorum at the 2013 annual meeting.  Abstentions on this proposal will not be considered as a vote cast for or against this proposal.  Brokers are not authorized to vote on this proposal unless you instruct otherwise.  This vote is advisory and non-binding on the company, the compensation committee and the board.

Proposal 4

The appointment of PricewaterhouseCoopers LLP, as our independent registered public accounting firm, will be ratified by the affirmative vote of those present in person or by proxy and voting, provided that the shares voting affirmatively also constitute at least a majority of the required quorum at the 2013 annual meeting.  Abstentions on this proposal will not be considered as a vote cast for or against this proposal.  Brokers are authorized to vote on this proposal unless you instruct otherwise.

What happens if cumulative voting for directors occurs?

If we conduct voting for directors by cumulative voting, then you may cast a number of votes equal to the number of directors authorized multiplied by the number of shares you have a right to vote.  You may cast your votes for a single candidate or you may distribute your votes on the same principle among as many candidates in whatever proportion you desire.

The accompanying proxy card will grant the named proxies discretionary authority to vote cumulatively if cumulative voting applies.  Unless you instruct the named proxies otherwise, the named proxies will vote equally for each of the candidates for the office of director; provided, however, that if sufficient numbers of our shareholders exercise cumulative voting rights to elect one or more candidates, the named proxies will:

¡                 determine the number of directors they may elect,

¡                 select such number from among the named candidates,

¡                 cumulate their votes, and

¡                 cast their votes for each candidate among the number they are entitled to vote.

What is the quorum requirement for the 2013 annual meeting?

A quorum is present if shareholders holding a majority of shares entitled to vote on the record date are present at the 2013 annual meeting, either in person or by proxy.  We will count shares represented by proxies that reflect abstentions and broker non-votes as present and entitled to vote for purposes of determining the presence of a quorum.  The term “broker non-vote” refers to shares held by brokers or nominees who have not received instructions on how to vote from the beneficial owners or persons entitled to vote if the broker or nominee indicates on the proxy that the broker or nominee does not have discretionary power to vote on the matter.

Who bears the costs of proxy distribution and solicitation?

We will bear the entire cost of preparing, assembling, printing and mailing proxy statements, and the costs of any additional materials, which the board may furnish to you.  We will solicit proxies by U.S. mail in the case of beneficial owners that own 2,000 or more shares or, in the case of all other shareholders, brokers, banks and other nominees, by mailing a notice containing instructions on how to access our proxy materials and vote.  We have engaged the services of Morrow & Company for $8,000 to assist us in soliciting proxies.  We may also solicit proxies by telephone, or personally, by directors, officers and regular employees of the company who will receive no extra compensation for performing these services.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are either registered differently or appear in more than one account.  Please provide us with voting instructions for all proxy and voting instruction cards that you receive.

Who will serve as inspector of election?

The board of directors has appointed Broadridge Financial Solutions, Inc. to act as the inspector of election.  The inspector of election will count all votes cast, whether in person or by proxy.

How is an annual meeting adjourned?

Shareholders may adjourn an annual meeting by the affirmative vote of a majority of the shares represented at the annual meeting, in person or by proxy, even if a quorum is not present.  If a proposal is made to adjourn the 2013 annual meeting in order to enable management to continue to solicit proxies in favor of a proposal, the proxies will be voted in favor of adjournment, unless otherwise instructed.

In the absence of a quorum at the 2013 annual meeting, no business may be transacted at the 2013 annual meeting other than an adjournment.  We may conduct any business at an adjourned meeting which we could have conducted at the original meeting.

We are not required to give you notice of an adjournment of an annual meeting if we announce the time and place of the adjournment at the annual meeting at which the adjournment takes place.  We must, however, give you notice of the adjourned meeting if the adjournment is for more than 45 days or, if after the adjournment, we set a new record date for the adjourned meeting.

BOARD STRUCTURE AND COMMITTEES

How is the board of directors structured?

The board of directors currently consists of eleven directors, with an independent non-management director serving as its chair.  The board has approved a reduction in the size of the board to nine directors effective upon election of the successors to the current class II directors at the 2013 annual meeting.

The board is divided into three classes (class I, class II and class III).  Shareholders elect directors in each class to serve for a three-year staggered term expiring in successive years or until shareholders duly elect their successors.  The term of the class III directors will expire at the 2014 annual meeting.  The term of the class I directors will expire at the 2015 annual meeting.  The term of the directors elected to class II at the 2013 annual meeting will expire at the 2016 annual meeting.

Mr. Lloyd E. Ross, the chair of the board, is a non-voting ex-officio member of all committees of the board, is the presiding director for executive sessions of the board and acts as lead director of the board.  The board holds executive sessions of the board following regularly scheduled meetings and on an as-needed basis, some of which are non-management executive sessions.  Currently, Mr. Robert J. Sprowls, who is also president and chief executive officer of the company, is the only employee director that participates in executive sessions of the board.  He does not participate in non-management executive sessions.  The board held four executive sessions of the board in 2012, all of which included non-management executive sessions.

The board of directors has determined that Mr. Ross and nine of the other members of the board are independent directors of the company.  The board believes that this leadership structure, in which the chair is an independent director acting as the lead director, ensures a greater role for the other independent directors in the oversight of the company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the board.  The board further believes that this leadership structure is preferred by a significant number of our shareholders.  The board has used this leadership structure since the formation of the company as a holding company in 1998.

What is the board’s role in risk oversight?

The board does not manage risk.  Rather the board oversees enterprise risk management, or ERM, performed under the direction of the chief executive officer and chief financial officer.  The board satisfies this responsibility by obtaining information from each committee chair regarding the committee’s risk oversight activities and from regular reports directly from officers and other key management personnel responsible for risk identification, risk management and risk mitigation strategies.  The reporting processes are designed to provide visibility to the board about the identification, assessment and management of critical risks and management’s risk mitigation strategies.

The board has not established a risk oversight committee.  Instead, each committee oversees risks within its area of responsibility.

The audit and finance committee considers financial risks and exposures, particularly financial reporting, tax, accounting, disclosure and internal control over financial reporting, financial policies, investment guidelines, credit and liquidity matters and the company’s retirement plans.  The audit and finance committee receives regular reports from the internal auditor of the company in order to assist it in overseeing financial risks.  The chair of the audit and finance committee also serves as a liaison between the audit and finance committee and the anti-fraud committee of the company.  The audit and finance committee is not responsible for the oversight of non-financial risks.  The oversight of non-financial risks is performed by the full board and other committees.

The nominating and governance committee considers risks and exposures relating to corporate governance and succession planning for the board and the chief executive officer.  The nominating and governance committee is also responsible for making recommendations regarding the delegation of risk oversight responsibilities to committees of the board and the policies and procedures for coordinating the risk oversight responsibilities of the board, the ERM liaison, if any, and each of the committees and the board.

The compensation committee considers risks associated with executive and employee compensation programs.  The ASUS committee oversees the risks and exposures associated with the company’s contracted services operations.

Diana M. Bontá was appointed as a liaison between the board and management with respect to providing additional oversight of the company’s ERM programs.  Dr. Bontá reports to the full board regarding management’s implementation of the company’s ERM program and other matters relevant to the risk oversight responsibilities of the board.

What are the procedures for changing the number of directors?

Under our bylaws, the board of directors may increase the authorized number of directors up to eleven without obtaining shareholder approval so long as we list our common shares on the New York Stock Exchange.  We currently have eleven directors on our board.  The board of directors may also decrease the number of authorized directors to no less than six without obtaining shareholder approval.  If the number of authorized directors is decreased to six, then the board will cease to be classified; provided, that the decrease in the number of directors cannot shorten the term of any incumbent director.

The board has approved a reduction in the size of the board to nine directors effective upon election of the successors to the current class II directors at the 2013 annual meeting.  The board will continue to be classified into three classes following this reduction in board size.  If the number of directors were to be further reduced to seven or eight directors, then the number of board classes would be reduced to two; provided that the decrease in the number of classes cannot shorten the term of any incumbent director.

Unless otherwise approved by our shareholders, the board of directors will cease to be classified if our common shares are not listed on the New York Stock Exchange.

How are vacancies filled on the board of directors?

The majority of the remaining directors may fill vacancies on the board, except those existing as a result of a removal of a director, though less than a quorum.  If the board consists of only one director, the sole remaining director may fill all vacancies on the board.  Each director so elected will hold office until the end of the term of the director who has been removed, or until the director’s successor has been duly elected and qualified.  Our shareholders also have the right to elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

Under what circumstances may a director be removed from the board?

Under California law, a member of the board of directors may be removed:

¡                by the board of directors as the result of a felony conviction or court declaration of unsound mind,

¡                by the shareholders without cause, or

¡                by court order for fraudulent or dishonest acts or gross abuse of authority or discretion.

Generally, shareholders may not remove a director if the votes cast against removal are sufficient to elect the director if voted cumulatively at an election of directors held at the time of removal.  In addition, no director may be removed by shareholders by written consent unless all shareholders vote for removal of the director.

What committees does the board of directors have?

The board has three standing committees:

¡                an audit and finance committee,

¡                a nominating and governance committee, and

¡                a compensation committee.

Each committee operates under a written charter which identifies the purpose of the committee and its primary functions and responsibilities.  Copies of committee charters are available on our website at www.aswater.com.

The board has also established a committee, known as the ASUS committee, to review our contracted services business.  This committee also operates under a written charter.

From time to time, the board establishes special committees or appoints members of the board to serve as liaisons between the board and management with respect to special projects.  Three members of the board served as liaisons between the board and/or its committees and management in 2012.

How often did the board and each of the committees meet during 2012?

During 2012:

¡                directors met, as a board, six times,

¡                the audit and finance committee met six times,

¡                the nominating and governance committee met eight times,

¡                the compensation committee met ten times, and

¡                the ASUS committee met five times.

No board member in 2012 attended less than 75% of the meetings of the board.  No committee member in 2012 attended less than 75% of the committee meetings of any committee in which he or she was a member.

NOMINATING AND GOVERNANCE COMMITTEE

What are the functions of the nominating and governance committee?

The nominating and governance committee assesses qualifications of candidates to fill vacancies on the board and makes recommendations to the board regarding candidates to fill these vacancies.  The nominating and governance committee also recommends to the board changes in the company’s corporate governance policies and procedures, CEO succession and board training.

How does the nominating and governance committee assess candidates to fill vacancies on the board?

The nominating and governance committee assesses nominees for directors on the basis of a number of qualifications, including:

¡                a reputation for integrity, honesty and adherence to high ethical standards;

¡                holding or having held a generally recognized position of leadership;

¡                business acumen, business or governmental experience and an ability to exercise sound business judgment in matters that relate to our current and long-term objectives;

¡              an interest and ability to understand the sometimes conflicting interests of our various constituencies, including shareholders, employees, customers, regulators, creditors and the general public;

¡                an interest and ability to act in the interests of all shareholders;

¡                an ability to work constructively with groups of diverse perspectives and to tolerate opposing viewpoints;

¡                a commitment to service on the board, including commitment demonstrated by prior board service; and

¡                a willingness to challenge and stimulate management.

Each director, other than the chief executive officer of the company, is also expected to satisfy the independence requirements of the board.

In addition to the criteria set forth above, the nominating and governance committee considers how the skills and attributes of each individual candidate or incumbent director work together to create a board that is collegial, engaged and effective in performing its duties.  In order to achieve this objective, the committee believes that the background and qualifications of the directors, considered as a group, should provide a significant mix and diversity of professional and personal experience, knowledge and skills that will allow the board to fulfill its responsibilities.  The committee construes the concept of diversity broadly so as to include a variety of opinions, perspectives, personal experiences and backgrounds and other differentiating characteristics, including gender and ethnicity.

The process used by the committee in assessing candidates for director is a subjective one.  The committee has considered knowledge, skills and experience in the following areas to be helpful to the board in selecting nominees for director:

¡                finance

¡                accounting

¡                engineering

¡                real estate

¡                construction

¡                government contracting

¡                public utility and/or other regulated industry

¡                corporate governance

¡                customer and community service

For information on the specific backgrounds and qualifications of our current directors, see “Proposal 1: Election of Directors.”

As part of its annual self-assessment process, the board also evaluates directors on a variety of criteria, including:

¡                 independence

¡                 commitment, time and energy devoted to service on the board

¡                 overall and likely future contributions to the board

¡                 attendance at, and preparation for, board and committee meetings

¡                 effectiveness as chair of the board or a committee

¡                 collegiality

¡                 understanding the role of the board and the committees on which he or she serves

¡                 judgment and appropriateness of comments

¡                 skill set relative to board needs

¡                 understanding of the company’s business, industry and risks

¡                 willingness to challenge and stimulate management

The nominating and governance committee considers candidates recommended by board members, professional search firms, shareholders and other persons, in addition to board members whose terms may be expiring.  The manner in which the nominating and governance committee evaluates a new person as a nominee does not differ based on who makes the nomination.

What is the role of the board in the nomination process?

After the board receives the nominating and governance committee’s recommendations on nominees, the board then nominates director candidates the board deems most qualified for election at an annual meeting.

If a vacancy or a newly created board seat occurs between annual meetings, the board is responsible for filling the vacancy or newly created board seat in accordance with our bylaws as described above under the heading, “How are vacancies filled on the board of directors?”

Who are the members of the nominating and governance committee?

Ms. Anne M. Holloway is the chair of the nominating and governance committee.  Mr. James L. Anderson, Dr. Bontá and Mr. James F. McNulty are members of this committee.  Mr. Ross serves as a non-voting ex-officio member of this committee.

How may a shareholder nominate a person to serve on the board?

You may submit the name of a person for election as a director either by submitting a recommendation to the nominating and governance committee or by directly submitting a name for consideration at a shareholder meeting.  In either event, you must submit the name of the nominee in writing to our corporate secretary at our corporate headquarters between February 20, 2014 and March 7, 2014, in order for your nominee to be considered for election as a director at the 2014 annual meeting.  If we change the 2014 annual meeting date by more than 30 days from the date of our 2013 annual meeting or a special meeting is held, you will have another opportunity to submit nominations.  In this case, the corporate secretary must receive your nomination at our corporate headquarters no later than the close of business on the tenth day following the earlier of the date on which we mail you notice of the meeting or we publicly disclose the meeting date.

Your notice to the corporate secretary must contain:

¡                 all information that the SEC requires us to disclose in our proxy statement about the nominee,

¡                 a consent by the nominee to be named in the proxy statement and to serve as a director if elected,

¡                 the name and address of the record and beneficial owner, if any, of the shares making the nomination, and

¡                 the number of shares held.

If you submit a name for consideration by the nominating and governance committee, we may also ask you to provide other information reasonably related to the recommended individual’s qualifications as a nominee.  The person recommended should be able to, upon request and with reasonable advance notice, meet with one or more members of the nominating and governance committee and/or the board of directors to inquire into the nominee’s qualifications and background and otherwise to be interviewed for purposes of the nomination.

If you plan to submit a name directly for nomination as a director at a shareholder meeting, you must comply with all requirements of the Securities Exchange Act of 1934 in connection with soliciting shareholders to vote for your nominee.

We have made no material changes in 2013 to these procedures for the nomination of directors.

Have we paid fees to any third party to assist us in evaluating or identifying potential nominees to the board?

The company engaged Spencer Stuart for assistance in identifying potential candidates to fill a vacancy on the board.  Spencer Stuart identified several potential candidates.  Other potential candidates were identified by other members of the board.  The company paid Spencer Stuart fees in the amount of $98,100 in 2012 for performing these services.

Did we receive any nominations for director from certain large beneficial owners of our common shares?

We have not received any nominations from a shareholder or a group of shareholders owning more than 5% of our outstanding common shares.

AUDIT AND FINANCE COMMITTEE

Who are the members of the audit and finance committee?

Mr. Gary F. King is the chair of the audit and finance committee.  Ms. Sarah J. Anderson, Mr. John R. Fielder, Mr. Robert F. Kathol and Ms. Janice F. Wilkins are members of this committee.  Mr. Ross serves as a non-voting ex-officio member of this committee.

Does the audit and finance committee have any audit committee financial experts?

The board of directors determined that all members of the audit and finance committee are financially literate, that Mr. King, Ms. Anderson, Mr. Kathol and Ms. Wilkins are “audit committee financial experts” and that all members of the audit and finance committee are independent under the standards set forth in Rule 10A-3 of the Securities Exchange Act of 1934 and the rules of the New York Stock Exchange.

Audit and Finance Committee Report

Functions of the Audit and Finance Committee

The audit and finance committee:

¡                 reviews significant public documents containing financial statements provided to shareholders and regulatory agencies and reviews all periodic reports filed with the SEC;

¡                 discusses with the company’s independent registered public accounting firm its plans, if any, to use the work of internal auditors;

¡                 reviews the internal audit function, including its competence and objectivity and proposed audit plans for the coming year, including intended levels of support for and coordination with the external audit process;

¡                 discusses with the internal auditors and the company’s independent registered public accounting firm, the financial statements and the results of the audit;

¡                 discusses with the company’s independent registered public accounting firm any significant matters regarding internal controls over financial reporting that have come to its attention during the conduct of the audit;

¡                 reviews the qualifications of our independent registered public accounting firm and appoints (and has sole authority to terminate) our independent registered public accounting firm;

¡                 reviews and approves fees charged by our independent registered public accounting firm;

¡                 reviews and evaluates the effectiveness of our process for assessing significant financial risks and the steps management takes to minimize these financial risks;

¡                 reviews and makes recommendations to the board of directors regarding related party transactions;

¡                 reviews accounting and financial human resources;

¡               establishes procedures for the receipt, retention and treatment of complaints that the company receives regarding accounting, internal controls or auditing matters, and the confidential anonymous submission by our employees of concerns regarding questionable accounting or auditing matters or related party transactions; and

¡                 reviews the committee’s charter and its own performance annually.

Management has the primary responsibility for our financial statements, internal controls, disclosure controls and the financial reporting process.  PricewaterhouseCoopers LLP, our registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report based on its findings.  The audit and finance committee’s responsibility is to monitor and oversee our financial reporting process.  PricewaterhouseCoopers LLP reports directly to the audit and finance committee and the board of directors.

Discussions with Independent Auditors

PricewaterhouseCoopers LLP provided to the audit and finance committee the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit and finance committee concerning independence, and the audit and finance committee discussed with PricewaterhouseCoopers LLP the independent accountant’s independence.  The audit and finance committee also reviewed and discussed our audited consolidated financial statements with PricewaterhouseCoopers LLP and the matters required by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the firm’s evaluation of our internal control over financial reporting and the overall quality of our financial reporting.

Discussions with Management

During 2012, the committee reviewed and discussed with management the company’s audited consolidated financial statements.  Management has represented to the audit and finance committee that our internal controls over financial reporting have no material weaknesses and that management prepared the company’s consolidated financial statements in accordance with generally accepted accounting principles.

Recommendation for Inclusion in Form 10-K

Based upon the audit and finance committee’s discussions with management and  PricewaterhouseCoopers LLP, the audit and finance committee’s review of the representations of management and the reports and presentations of PricewaterhouseCoopers LLP to the audit and finance committee, the audit and finance committee recommended that the board of directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC.

This report is submitted by:

Gary F. King, Chair

Sarah J. Anderson, Member

John R. Fielder, Member

Robert F. Kathol, Member

Janice F. Wilkins, Member

COMPENSATION COMMITTEE

What are the functions of the compensation committee?

Our compensation committee, which consists entirely of independent directors:

¡                 reviews the performance of our executive officers in January of each year and at the time of the hiring or promotion of an executive officer;

¡                 selects a compensation consultant to assist the committee in evaluating the amount or form of executive and director compensation;

¡                 recommends the salary for each executive officer, including the salary of Mr. Sprowls, the president and chief executive officer of the company, for ratification by the independent members of the board;

¡	makes stock awards for each executive officer and manager pursuant to our equity compensation plans;

¡	sets performance standards and makes awards under non-equity compensation plans;

¡	approves objective and discretionary cash bonuses for executive officers;

¡	reviews and makes recommendations to the board regarding long-term compensation strategies and changes in the executive compensation program and the terms of our employee benefit and pension plans;

¡	reviews trends in executive compensation and considers changes in accounting principles and tax laws that impact executive compensation;

¡	makes recommendations to the board regarding the terms of employment and severance arrangements applicable to specific executive officers;

¡	reviews and makes recommendations to the board regarding the compensation of directors; and

¡

administers the 2000 Stock Incentive Plan, or 2000 plan, and the 2008 Stock Incentive Plan, or 2008 plan, for employees, and the 2003 Non-Employee Directors Plan, or 2003 directors plan, for directors.

Unless otherwise provided by the board, the compensation committee does not have the authority to delegate its authority to a subcommittee.

What fees have we paid for services provided by our compensation consultant and its affiliates?

The compensation committee engaged Pearl Meyer & Partners to prepare a survey of executive compensation trends and pay practices of other companies and to make recommendations to the compensation committee regarding the amount and types of compensation to be paid to our executive officers in 2012 (hereafter referred to as the engagement).  The aggregate amount of fees paid to Pearl Meyer & Partners in 2012 in connection with the engagement was $103,863.  The compensation committee had the sole authority to appoint Pearl Meyer & Partners, oversee the executive compensation services provided by Pearl Meyer & Partners and to approve the compensation paid to Pearl Meyer & Partners for these services.

Is our compensation consultant independent?

The compensation committee believes that the consulting advice that it has received from Pearl Meyer & Partners was objective.  The committee has assessed the independence of Pearl Meyer & Partners pursuant to SEC rules and concluded that no conflicts of interest exist between the company and Pearl Meyer & Partners (or any individuals working on the company’s account on behalf of Pearl Meyer & Partners).  In reaching such determination, the committee considered the following enumerated factors, all of which were attested to or affirmed by Pearl Meyer & Partners:

¡                 During 2012, Pearl Meyer & Partners provided no services to and received no fees from the company other than in connection with the engagement.

¡                 The amount of fees paid or payable by the company to Pearl Meyer & Partners for services provided during the 2012 calendar year represented less than 1% of Pearl Meyer & Partners’ total revenue for the same period.

¡                 Pearl Meyer & Partners has adopted and implemented adequate policies and procedures designed to prevent conflicts of interest, which policies and procedures were provided to the company.

¡                 There are no business or personal relationships between Pearl Meyer & Partners and any member of the compensation committee other than in respect of the engagement, or work performed by Pearl Meyer & Partners for any other company, board of directors or compensation committee for whom such committee member also serves as an independent director.

¡                 There is no business or personal relationships between Pearl Meyer & Partners and any executive officer of the company other than in respect of the engagement.

¡                 Pearl Meyer & Partners owns no stock of the company.

Compensation Committee Interlocks and Insider Participation

Mr. Anderson is the chair of the compensation committee.  Ms. Holloway and Dr. Bontá are members of this committee.  Mr. Ross is a non-voting ex-officio member of this committee.

The board has determined that no member of this committee has a material relationship with the company, either directly or indirectly as a partner, shareholder or officer of an organization that has a material relationship with us or any other relationship with the company that the board of directors determined would affect the independence of that member.

No member of this committee is a current or former officer or employee of the company or any of its subsidiaries.  None of the executive officers of the company is (or has been during the past three years) a member of the board of directors or the compensation committee of any company on which any of our directors serves as an executive officer, director or member of the compensation committee.  No compensation committee member or any entity in which such member has a 5% or more interest or by whom such member is employed has received any consulting, advisory or other compensatory fees paid by the company or any of its subsidiaries, other than fees received by such member for serving on our board of directors, committees of our board or acting as a liaison between the board and/or its committees and management on matters specified by the board.  We are not aware of any facts or circumstances that would make any member of the compensation committee an affiliate of the company.

GOVERNANCE OF THE COMPANY

Is each of our board and committee members independent?

Based on information solicited from each director, the board has determined that none of our directors, other than Mr. Sprowls, has a material relationship with us, either directly or indirectly as a partner, shareholder or officer of an organization that has a relationship with us and is otherwise independent under the corporate governance standards of the New York Stock Exchange.  We have not adopted any other categorical standards for determining whether a board member is independent.

The board determined that Mr. Anderson, Ms. Anderson, Dr. Bontá, Mr. Fielder, Ms. Holloway, Mr. Kathol, Mr. King, Mr. McNulty, Ms. Wilkins and Mr. Ross are independent directors.  In determining that these directors are independent, the board considered the following facts:

¡	none of these directors or any of their immediate family members is or has been an executive officer or employee of the company or any of its subsidiaries at any time;

¡

none of our directors or any of their immediate family members or any “related person” had any indebtedness to us, any business relationship with us or any transaction or proposed transaction with us in excess of $120,000 since January 2012, other than compensation for serving as a director or as a member of a committee of the board or a liaison between the board and/or a committee and management;

¡

none of these directors or any of their immediate family members received during any twelve month period within the last three years more than $100,000 in direct compensation from us, other than compensation for serving as a director, a member of a committee of the board or a liaison between the board and/or a committee and management;

¡

none of these directors has accepted, either directly or indirectly, any consulting, advisory or other compensatory fee from us, other than compensation for serving as a director, a member of a committee of the board or a liaison between the board and/or a committee and management;

¡

no director is, or has been, an employee of any entity, including a charitable organization, that has made payments to, or received payments or charitable contributions from us at any time during the past three years for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of the other entity’s consolidated gross revenues reported for that fiscal year;

¡

no immediate family member of any director is an executive officer of any entity, including a charitable organization, that has made payments to, or received payments or charitable contributions from, us at any time during the past three years for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of the other entity’s consolidated gross revenues reported for that fiscal year;

¡	no director or an immediate family member is a current partner or employee of a firm that is our internal or external auditor;

¡	no director or an immediate family member was, within the last three years, a partner or employee of our internal or external auditor and personally worked on our audit during that time;

¡

none of the executive officers of the company is, or has been during the past three years, a member of the board of directors or the compensation committee of any company on which any of our directors serve as an executive officer, director or member of the compensation committee; and

¡	none of our directors is prohibited from serving on our board of directors by the interlocking director rules of the Federal Energy Regulatory Commission.

We did not identify any other businesses or other relationships between us and any non-employee director that would affect the independence of these directors nor did the board consider any other relationships or transactions in determining director independence.  The board has also affirmatively determined that all members of the audit and finance committee, nominating and governance committee and compensation committee, including Mr. Ross, are independent directors under the corporate governance listing standards of the New York Stock Exchange and that all members of the audit and finance committee are independent under the standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934.

No member of the audit and finance committee served on more than three public company boards during 2012.

Do we have any relationships with any executive officers?

No executive officer or nominee or any of his or her immediate family members had any indebtedness to us, any business relationships with us or any transactions or proposed transactions with us since January 2012.

What procedures do we use for reviewing and approving transactions between us and our directors and executive officers?

We have adopted a code of conduct and guidelines on significant governance issues which include policies and procedures regarding relationships between us and our directors and executive officers.  Information about how to obtain a copy of the code of conduct and guidelines on significant governance issues is set forth in this proxy statement under the heading, “Obtaining Additional Information from Us.”

Under the company’s guidelines on significant governance issues, directors are expected to make business opportunities relating to the company’s business available to the company before pursuing the opportunity for the director’s own or another’s account.  Neither the board nor the audit and finance committee have approved any other guidelines that would permit a director or executive officer to engage in any transactions or actions that would create a conflict of interest.  All conflict of interest transactions must be approved by disinterested members of the board and the audit and finance committee in accordance with California law and the rules of the New York Stock Exchange.

Our code of conduct prohibits any director or executive officer from engaging in any transactions or other actions which create a conflict of interest, except under guidelines approved by the board or the audit and finance committee.  A conflict of interest arises if a director or executive officer takes an action or has interests that may make it difficult for the director or executive officer to act objectively or effectively and include:

¡	causing the company or any of its subsidiaries to employ or retain a family member as an employee or consultant,

¡	causing the company or any of its subsidiaries to do business with any businesses in which the director, executive officer or any family member stands to gain personally,

¡	making investments which may impair the ability of the director or executive to make decisions on behalf of the company,

¡

taking advantage of business opportunities relating to the company’s business or that are discovered through the use of corporate property, information or position for personal gain, without first offering the opportunity to the company, or

¡	competing with the company.

Our guidelines on significant governance issues also require each director to disclose to the board any financial or personal interest in any transactions that comes before the board for approval.  Each director and executive officer is also required to disclose annually any relationships with the company and to declare that all such relationships during the prior year have been disclosed.  Our board did not consider any transactions in which any member of the board or executive officer had an interest in 2012.

We do not provide loans, loan guarantees or otherwise extend credit, directly or indirectly, to any of our executive officers or directors.

Have any of our directors, executive officers or affiliates been involved in certain legal proceedings during the past ten years?

None of our current executive officers, directors or any affiliate or owner of more than 5% of our common shares has been a party adverse to us in any material legal proceeding or been involved in any legal proceedings that the SEC has identified as being material to the evaluation of the ability or integrity of a director or executive officer.

What is our policy regarding attendance by board members at our annual meetings?

We adopted a policy that each director should make every reasonable effort to attend each annual meeting of shareholders.  All directors, other than Mr. Fielder, were present at our 2012 annual meeting.  Ms. Anderson was elected as a director of the company at the company’s annual meeting in 2012.  Mr. Fielder was appointed to the board on January 2, 2013.

What is the process for shareholders and other interested persons to send communications to our board?

You or any interested person may, at any time, communicate in writing with the chair of the board who presides at regularly scheduled board meetings and executive sessions, any particular director or non-management directors as a group, by writing to our corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773.  We will provide copies of written communications received at this address to the relevant director or the non-management directors as a group unless the corporate secretary, in her reasonable judgment, considers the communications to be improper for submission to the intended recipient(s).  Examples of communications considered improper for submission include customer complaints, solicitations, ordinary work employee grievances, communications that do not relate directly or indirectly to our business, and communications that relate to improper or irrelevant topics.

What are the requirements for submission of shareholder proposals?

If you want us to include your shareholder proposal in our proxy materials for the 2014 annual meeting, you must submit the proposal to our corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773.  Our corporate secretary must receive your proposal no later than December 11, 2013.  Your proposal must also satisfy the other requirements for shareholder proposals set forth in Rule 14a-8 under the Securities Exchange Act of 1934.

A shareholder making a shareholder proposal should state as clearly as possible the course of action that the shareholder believes we should follow.  If we place a shareholder proposal on the proxy card, we will provide, in the form of proxy, the means for other shareholders to specify, by checking a box, as to whether they want to approve, disapprove or abstain from voting on the shareholder proposal.

If you want your shareholder proposal to be considered at the 2014 annual meeting and you have not met the deadline for us to include your shareholder proposal in our proxy materials, you may nevertheless submit your proposal for consideration at the 2014 annual meeting if you comply with the following procedures.

You must deliver or mail your notice to our corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773 stating that you intend to submit a shareholder proposal at our 2014 annual meeting.  Our corporate secretary must receive your notice between February 20, 2014 and March 7, 2014, unless we change our 2014 annual meeting date by more than 30 days from the date of our 2014 annual meeting, in which case, our corporate secretary must receive your notice no later than the close of business on the tenth day following the day on which we mail you notice of the meeting or the date on which we publicly disclose the date of the meeting.

Your notice to our corporate secretary must include for each matter you propose to bring before the 2014 annual meeting:

¡	a brief description of the matter you intend to bring before the 2014 annual meeting;

¡	reasons for bringing such matter before the 2014 annual meeting;

¡	the name and address of the record and beneficial owner, if any, of the shares making the proposal;

¡	the number of our common shares you own; and

¡	any material interest you have in the matter.

STOCK OWNERSHIP

Are there any large owners of our common shares?

The following table identifies shareholders who own more than 5% of our outstanding common shares on April 1, 2013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Shares	BlackRock Inc. 40 East 52nd Street New York, NY 10022 The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355 Neuberger Berman Group LLC 605 Third Avenue New York, NY 10158	1,568,340 (1) 1,339,576 (2) 1,115,711(3)	8.05%(4) 6.88%(4) 5.73%(4)

(1)                                      Based on the Schedule 13G filed with the SEC on February 1, 2013, BlackRock Inc. has sole voting and dispositive power over 1,568,340 of our common shares.

(2)                                      Based on the Schedule 13G filed with the SEC on February 22, 2013, The Vanguard Group, Inc. has sole voting power over 31,110 of our common shares, sole dispositive power over 1,313,266 of our common shares and shared dispositive power over 26,310 of our common shares.

(3)                   Based on the Schedule 13G filed with the SEC on February 14, 2013, Neuberger Berman Group LLC has shared voting power over 1,075,511 of our common shares and shared dispositive power over 1,115,711 of our common shares.

(4)                                      Percent of class is based on 19,283,505 common shares outstanding on April 1, 2013, 107,616 common shares which our directors and executive officers as a group have the right to acquire on or prior to May 31, 2013, and 91,163 common shares which other employees of the company have the right to acquire on or prior to May 31, 2013.

_____________________________

How much stock do directors and executive officers own?

We are providing you information in the table below regarding the number of our common shares beneficially owned by our directors and executive officers as of April 1, 2013, including common shares which each director and executive officer has a right to acquire on or prior to May 31, 2013.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

Name	Number of Shares		Percent of Class
James L. Anderson	9,271		*
Sarah J. Anderson	464	(1)	*
Diana M. Bontá	5,286	(1)	*
John R. Fielder	-	(1)	*
Anne M. Holloway	17,489	(1)	*
Robert F. Kathol	23,491	(1)(2)	*
Gary F. King	10,691	(1)(2)	*
James F. McNulty	1,716	(1)	*
Lloyd E. Ross	17,756	(1)	*
Janice F. Wilkins	1,882	(1)	*
Robert J. Sprowls	69,268	(3)	*
Denise L. Kruger	17,058	(4)	*
McClellan Harris III	18,815	(5)	*
Eva G. Tang	17,928	(6)	*
Patrick R. Scanlon	16,158	(7)	*
Directors and Executive Officers as a Group	283,487	(8)	1.46	%(9)

*Less than 1%

(1)                                      Mr. Ross and Mr. Kathol have a right to acquire, on or prior to May 31, 2013, 6,000 of our common shares through the exercise of stock options granted pursuant to the 2003 directors plan.  Ms. Holloway has a right to acquire, on or prior to May 31, 2013, 7,000 of our common shares through the exercise of stock options granted pursuant to the 2003 directors plan.  Mr. King has a right to acquire, on or prior to May 31, 2013, 3,000 of our common shares through the exercise of stock options granted pursuant to the 2003 directors plan.  Ms. Anderson, Dr. Bontá, Mr. McNulty, Ms. Wilkins, and Mr. Fielder have not been granted any stock options.

(2)                                      Mr. Kathol and Mr. King are entitled to receive a pay-out of all of the restricted stock units granted to them under the 2003 directors plan as a result of their retirement from the board upon the election of their successors at the 2013 annual meeting.

(3)                   Mr. Sprowls has the right to acquire 18,646 and 23,719 of our common shares on or prior to May 31, 2013 through the exercise of stock options granted pursuant to the 2000 plan and 2008 plan, respectively.

(4)                                      Ms. Kruger has the right to acquire 1,158 of our common shares on or prior to May 31, 2013 through the exercise of stock options granted pursuant to the 2008 plan.

 (5)                                    Mr. Harris has the right to acquire 1,158 of our common shares on or prior to May 31, 2013 through the exercise of stock options granted pursuant to the 2008 plan.

(6)                                      Ms. Tang has the right to acquire 4,302 and 3,408 of our common shares on or prior to May 31, 2013 through the exercise of stock options granted pursuant to the 2000 plan and 2008 plan, respectively.

(7)                                      Mr. Scanlon has the right to acquire 966 of our common shares on or prior to May 31, 2013 through the exercise of stock options granted pursuant to the 2008 plan.

 (8)                                    Of this amount, our directors and executive officers as a group have the right to acquire 107,616 of our common shares on or prior to May 31, 2013 through the exercise of stock options or the pay-out of restricted stock units that have vested.  We have not included in this table common shares relating to dividend equivalents that may be received by our directors and executive officers with respect to dividends declared by the board after April 1, 2013 or restricted stock units which the directors will have a right to acquire on the date of the 2013 annual meeting pursuant to the 2013 directors plan, if the 2013 directors plan is approved by shareholders at the 2013 annual meeting.

(9)                   Percent of class is based on 19,283,505 common shares outstanding on April 1, 2013, 107,616 common shares which our directors and executive officers as a group have the right to acquire on or prior to May 31, 2013, and 91,163 common shares which other employees of the company have a right to acquire on or prior to May 31, 2013.

_____________________________

Section 16(a) Beneficial Ownership Reporting Compliance

We have adopted procedures to assist our directors and executive officers in complying with Section 16(a) of the Securities Exchange Act of 1934, including assisting directors and executive officers with preparing and filing statements on Form 3, Form 4 and, if applicable, Form 5.  We believe, on the basis of our review of the statements filed by directors and executive officers in 2012, that the following statements on Form 4 were filed late:

¡                 All officers filed statements on Form 4 seventeen days late with respect to restricted stock units granted to them on February 15, 2012.

¡                 Mr. Sprowls filed a statement on Form 4 three days late with respect to restricted stock units granted to him on May 29, 2012.

PROPOSAL 1:  ELECTION OF DIRECTORS

We have provided information below about each of our directors including their ages, years of service as a director of the company, educational background, business experience, service on other boards and community service activities.  We have also included information about the qualifications, attributes or skills of each director that were considered by the board at the time the board nominated each director.  The process used by the board in nominating directors is a subjective one and is based on the recommendations of the nominating and governance committee, the background and qualifications of each of the other members of the board, considered as a group, and, to the extent applicable, the evaluation of the performance of each director based on previous service on the board, board committees and as liaisons between management and the board or a committee.

What is the experience of each nominee for election as a director?

Our board of directors has nominated three persons as class II directors for a three-year term expiring at the end of our annual meeting of shareholders in 2016 or until their successors are duly elected and qualified.

The ages of the directors reported below are as of April 1, 2013.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” OF THE NOMINEES LISTED BELOW.

Dr. Diana M. Bontá

Dr. Bontá is a member of the nominating and governance committee and the compensation committee and serves as enterprise risk management liaison to the board.  She also served as a member of the strategy and corporate development committee until it was dissolved in October 2011.  She has served as a director since 2007.  Dr. Bontá is 62 years old.

As a result of her extensive experience in public health and public affairs, Dr. Bontá brings valuable expertise to the board in the areas of customer and community service and corporate governance.

Dr. Bontá has been the President and Chief Executive Officer of The California Wellness Foundation, a private independent foundation with a mission to improve the health of the people in California, by making grants, providing wellness education and preventing disease, since January 2012.  From 2004 to January 2012, Dr. Bontá served as the Vice President of Public Affairs of the Kaiser Foundation Health Plan and Hospitals, Southern California Region where she was responsible for setting the Region’s public policy agenda and providing leadership and oversight of public affairs programs and support for Kaiser Permanente’s external communications and reputation management.  She previously served as the first Latina director of the California Department of Health Services from 1999 to 2004.  Prior to serving as director of the California Department of Health Services, Dr. Bontá served as director of the Department of Health and Human Services of the City of Long Beach, California.

Dr. Bontá holds doctorate and master degrees in public health from the University of California, Los Angeles.  She holds an appointment as an adjunct professor at UCLA’s School of Public Health since 1999, and is a registered nurse.

Dr. Bontá was appointed by California Governor Davis and again by Governor Schwarzenegger to the board of trustees of the Health Professions Education Foundation.  She is a trustee of the Annie E. Casey Foundation and the Archstone Foundation.  She is a Los Angeles City Fire Commissioner.  She has served as a member of the California State Interagency Coordinating Council and the Managed Risk Medical Insurance Board as an appointee of Governor Davis.  She has also served as a commissioner of the US-Mexico Border Health Commission as an appointee of President Clinton.  Dr. Bontá previously served on the Council for Education in Public Health, various committees of the Association of State and Territorial Health Officers, chair of the executive committee of the board of the American Public Health Association and former chair of the California Women’s Law Center.

Mr. Lloyd E. Ross

Mr. Ross has been chair of the board of directors of the company since April 1999 and has served as a director since 1995.  He is a non-voting ex-officio member of each of the committees of the board.  Mr. Ross is 72 years old.

Mr. Ross brings valuable leadership, business acumen, financial and operational experience to the board.  He also has extensive experience in the construction industry which is valuable to the board as the company’s capital improvement budgets grow and the company’s construction activities on military bases increase.

Mr. Ross has been the principal of L. Ross Consulting since 2003, which provides construction, development and consulting services primarily in California, Montana and Sonora, Mexico.  He was Managing Partner of Invermex, LP, a developer of hotels in the southwestern United States and northern Mexico, from 1997 to 2003.  From 1976, prior to becoming Managing Partner of Invermex, LP, Mr. Ross was the President and Chief Executive Officer of SMI Construction, a commercial and industrial general contracting firm in Irvine, California.  He served on the board of directors of PacifiCare Health Systems from 1985-2005 and as a member of the audit committee and chair of the compensation committee of PacifiCare Health Systems from 2000-2005.

Mr. Ross has served on the board of a number of community organizations, including the Orange County small business division of the United Way, the California Young President’s Organization and the Newport Center Chapter of the Kiwanis Club.  He also volunteers at a food bank in Kalispell, Montana.

Mr. Robert J. Sprowls

Mr. Sprowls has served on the American States Water Company board since May 2009 and the boards of the subsidiary companies since his appointment as President and Chief Executive Officer of the company effective January 2009.  Mr. Sprowls is a member of the ASUS committee and the special issuance committee. He also served as a member of the strategy and corporate development committee from January 2009 until it was dissolved in October 2011.  He is 55 years old.

Mr. Sprowls is the sole management member of the board of directors.  As President and Chief Executive Officer of the company for more than four years and Chief Financial Officer for four years prior to that, Mr. Sprowls has an intimate knowledge of the company and its operations and personnel.  He has also been in a leadership role in the water industry currently serving as President of the National Association of Water Companies. He has 30 years of experience in business strategy, operations management, corporate finance, and business problem solving for regulated utilities, utility holding companies and highly competitive, non-regulated utility affiliates.

Mr. Sprowls is the President and Chief Executive Officer of American States Water Company and holds similar titles and responsibilities for the company’s subsidiaries, Golden State Water Company, or GSWC, and American States Utility Services, Inc. and its subsidiaries, or ASUS.  He also held similar titles at Chaparral City Water Company until its sale to EPCOR Water (USA), Inc. on May 31, 2011.  Mr. Sprowls joined American States Water Company in June 2004 as Senior Vice President – Finance, Chief Financial Officer, Treasurer and Corporate Secretary.  He was promoted to Executive Vice President – Finance, Chief Financial Officer, Treasurer and Corporate Secretary in January 2008 and became Executive Vice President of the company and its subsidiaries in November 2008.

Prior to joining American States Water Company, Mr. Sprowls spent 21 years at CILCORP Inc., or CILCORP, a public utility holding company whose largest subsidiary, Central Illinois Light Company, served approximately 250,000 gas and electric utility customers.  During his tenure with CILCORP, Mr. Sprowls held positions as President, Business Unit Leader – Energy Delivery, Chief Financial Officer (CFO) and Treasurer of Central Illinois Light Company; CFO of a non-regulated subsidiary of CILCORP, QST Enterprises Inc.; and Vice President and Treasurer of CILCORP.  Mr. Sprowls left CILCORP and Central Illinois Light Company following the sale of the company to Ameren Corporation in 2003.

Mr. Sprowls is currently President and a member of the board of directors and executive committee of the National Association of Water Companies and a member of the Southern California Leadership Council.  He has served on the board of directors of CILCORP Inc. and Central Illinois Light Company.  He has been a past chairman and a member of the board of directors of the Illinois Energy Association, a past chairman and a member of the board of directors of Goodwill Industries of Central Illinois and a committee chairman for the Heart of Illinois United Way Campaign.

He holds a Bachelor of Arts Degree in Economics and Business Administration from Knox College in Illinois and a Master of Business Administration Degree from Bradley University, also in Illinois.  He is a Certified Public Accountant and a Certified Management Accountant.

What is the experience of our other directors?

Our board has four class III directors with terms expiring at the end of the annual meeting in 2014 or until their successors are duly elected and qualified.  However, Mr. Sprowls, who is currently a class III director, will become a class II director if he is elected to the board of directors at the 2013 annual meeting.  He will cease to be a class III director at that time.

Mr. James F. McNulty

Mr. McNulty was appointed to the board in January 2010.  He is chair of the ASUS committee and is a member of the nominating and governance committee.  He also served on the strategy and corporate development committee from May 2010 until the committee was dissolved in October 2011.  Mr. McNulty is 70 years old.

Mr. McNulty has expertise in engineering, government contracting and project management.  As a result of his 24 years of service in the Army and his experience at Parsons Corporation discussed below, he is able to provide valuable insights to the ASUS committee with respect to its oversight of the company’s military utility privatization projects.

Mr. McNulty is retired.  He is the former chairman and chief executive officer of Parsons Corporation, an international engineering, construction and technical and management services firm whose customers include the U.S. government.  He retired from Parsons Corporation in 2008, but continued to retain his position as a director on the board of Parsons Corporation until 2011.  He is also a director of American Reprographics Company, a publicly traded printing company.  Prior to joining Parsons Corporation in 1988, Mr. McNulty had a 24-year career in the Army in a variety of training, troop, research and development and project management assignments, including work as a research associate at Lawrence Livermore National Laboratory, Deputy Director of the Office of Military Application for the U.S. Department of Energy, Systems Manager for the deployment of the Pershing II missile system and program manager for the ground-based laser system for the strategic defense initiative.  He retired from the Army as a Colonel in 1988.

Mr. McNulty has a BS degree in engineering from the United States Military Academy at West Point and master degrees from Ohio State University and the Massachusetts Institute of Technology where he was an Alfred P. Sloan Fellow.

Mr. McNulty is a trustee of the Linsly School, his high school alma mater in Wheeling, West Virginia, and is a past member of the board of directors of the Greater Los Angeles Chamber of Commerce, the California Science Center, the Los Angeles Sports Council and the board of trustees of Pomona College.  He is a former chairman of Town Hall, Los Angeles.

Mr. John R. Fielder

Mr. Fielder was appointed by the board as a director on January 2, 2013.  He has been a member of the audit and finance committee since January 25, 2013.  He is 67 years old.

Mr. Fielder brings a unique blend of experience in the areas of public utility regulation and public utility information technology matters as a result of his over 40 years of experience at Southern California Edison Company.

Mr. Fielder is retired.  He was President of Southern California Edison Company from October 2005 until his retirement on December 31, 2010.  As President, he was responsible for operations support, customer service, information technology, environmental affairs, state regulatory and public affairs and employee relations.  Prior to his position as President of Southern California Edison Company, Mr. Fielder held various leadership positions at the Company, including Senior Vice President of Regulatory Affairs for 14 years and Vice President of Information Services.

Mr. Fielder has served on a number of not-for-profit boards during his career and currently serves as the chair of the audit committee of the Long Beach Aquarium of the Pacific and as a board member of the Long Beach Memorial Hospital Foundation and the Rancho Los Cerritos Foundation, which supports an historic property and museum in Long Beach, California.  He also served a two year term as chair of the board of the Long Beach Aquarium of the Pacific which expired in February 2013.  He also currently serves as a member of the Energy Efficiency Institute Global Advisory Committee for the University of California at Santa Barbara.  He has also served on various industry association boards during his career.

Mr. Fielder has a BA degree from the University of California, Santa Barbara, an MBA from the University of California, Los Angeles, and a law degree from Pepperdine School of Law.

Ms. Janice F. Wilkins

Ms. Wilkins has been a member of the board since her election to the board in May 2011.  She is a member of the audit and finance committee and the ASUS committee.  Ms. Wilkins is 68 years old.

Ms. Wilkins brings extensive expertise in accounting, public company reporting, internal auditing and the development and oversight of ethics and compliance programs to the board.

Ms. Wilkins retired as Vice President of Finance and the Director of Internal Audit for Intel Corporation in June 2010 where she had been responsible for Intel’s global internal audit, investigative and ethics and compliance operations staffs since 1995.  During her 29-year career with Intel Corporation, she held a number of operational and corporate finance controllership, management and executive positions, and managed the Human Resource organization responsible for US compensation and benefits.  Prior to joining Intel Corporation, she held various finance positions with public and private companies in the electronic, oil and gas, mineral, shipping, banking and real estate industries.

In 2001, Ms. Wilkins was recognized by Ebony Magazine as one of the top-ranking African American women in corporate America.  In 2004, she was named Outstanding Businesswoman of the Year by the Gamma Nu Chapter of Iota Lambda Sorority, with recognition from the United States Senator from California, the Mayor of San Francisco and a California State Senator.

Ms. Wilkins holds a BS degree in Accounting from Xavier University in New Orleans, Louisiana, and an MBA from Golden Gate University in San Francisco, California.  She has been a member of the Institute of Internal Auditors and Financial Executives International.  She has also been involved in such professional organizations as the Conference Board, the Audit Director Roundtable, the Compliance and Ethics Leadership Council of the Corporate Executive Board, the General Auditors’ Council of Manufacturers’ Alliance and the National Association of Corporate Directors.

Ms. Wilkins is a member of the Board of Trustees of Golden Gate University, where she is a member of the Audit and Investment Committees.  She also is a member of the Board of Trustees of Xavier University, in New Orleans, where she chairs the Business Affairs Committee and the Sub-Committee on Investments and Banking Relationships.  Ms. Wilkins has also served on the Executive Committee, the Building and Grounds Committee, the Academic and Faculty Affairs Committee, the Student Affairs Committee and the Development Committee of the Board of Trustees of Xavier University. Ms. Wilkins also serves as a member of the Board of Trustees of Sacred Heart Schools in Atherton, California, where she previously chaired the Audit Committee and has been a member of the Executive Committee and the Finance Committee. She remains a member of the Audit Committee of Sacred Heart Schools of Atherton.  Previously she served on the Board of Directors of Peninsula Bridge, a program that promotes academic and personal success for motivated middle-school students from under-sourced communities.

Our board has three class I directors with terms expiring at the end of the annual meeting in 2015 or until their successors are duly elected and qualified.

Mr. James L. Anderson

Mr. Anderson is chair of the compensation committee and a member of our nominating and governance committee.  He also served as a member of the strategy and corporate development committee until it was dissolved in October 2011.  He also has served as special projects liaison to the board beginning in 2009.  He has served as a director since 1997.  Mr. Anderson is 69 years old.

Mr. Anderson brings strong leadership and management skills to the board developed through his extensive experience as an executive in the insurance industry.  His business acumen and operational experience have also enabled him to provide valuable insights to the board and the committees on which he serves.

Since 2003, Mr. Anderson has been a Senior Vice President of Americo Life, Inc., a privately held life insurance and annuity holding company.  He is also a Senior Vice President of several subsidiaries of Americo Life, Inc. engaged in the marketing and underwriting of life and annuity insurance products since 2003.  Prior to 2003, he was President of Americo Financial Services, a third party administrator and marketer of retirement plans for elementary and high school employees and seniors.  He also served for ten years as the President and Chief Executive Officer of Fremont Life Insurance Company prior to its acquisition by Americo Life, Inc.

Prior to joining Fremont Life Insurance Company, Mr. Anderson served as Chairman and Chief Operating Officer of Physicians and Surgeons Underwriting Corporation, an insurance reciprocal management company for Physicians and Surgeons Insurance Exchange, a medical malpractice program for the western United States, and as President, founder and chief executive officer of Hospital Insurance Services, a management company for hospital, medical professional and general liability programs in California.  Prior to forming Hospital Insurance Services, he served as President and Chief Operating Officer for the property and casualty businesses of The National American Insurance Company.  He has been a member of the board of directors of Baldwin Builders, LLC, a privately held residential home builder in Orange County, California.

Mr. Anderson has a BS degree in business from Fort Hays Kansas State University and has participated in the IBM Executive Management program.

Mr. Anderson has been a member of the Board of Governors of the California Automobile Assigned Risk Plan, the Executive Board of Western Insurance Information Service and the American Council of Life Insurers and has served as chairman of the National Association of Life Insurance Companies.  He is a former member of the World Presidents’ Organization, the Chief Executives Organization, and the Young President Organization.

Ms. Sarah J. Anderson

Ms. Anderson was appointed by the board as a director on March 21, 2012.  She is a member of the audit and finance committee and the ASUS committee.  She is 62 years old.

Ms. Anderson brings additional expertise to the board in the areas of accounting and financial advisory services.  She also possesses valuable management experience as a result of the various leadership roles that she has held in the accounting profession and in the government and non-profit sectors.

Ms. Anderson retired from Ernst & Young LLP in June 2008 where she served for over 24 years as an assurance and advisory services partner.  She served a number of clients, both public and private, across various industries, including utilities, government and service industries.  Ms. Anderson served in multiple leadership positions at Ernst & Young LLP, including serving as the managing partner of both the company’s Orange County and Riverside offices.

Ms. Anderson has a BS degree in business administration with a concentration in accounting from Northeastern University.  She has been licensed as a Certified Public Accountant since 1979 and is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

Ms. Anderson has been appointed to the California Board of Accountancy for two four year terms ending in 2014 and has served as president and vice president of the board.  She has also served as the chair of the board’s Committee of Professional Practice and on the Ethics Education and Licensing Frequency task force, chair of the Committee on Professional Practice and chair of the Legislative Committee.  Ms. Anderson has also been a member of the Accountancy Licensee Database committee and the Uniform Accountancy Act committee for the National Association of State Boards of Accountancy.

Ms. Anderson has been on the Board of Managers of Kaiser Ventures, LLC and has served as the chair of its audit committee since February 2011.  She also serves on the Board of Directors and the audit committee of Reliance Steel & Aluminum Company.   She was appointed to the audit committee of the Orange County Community Foundation in February 2012 and has served as a member of the Audit Committee Roundtable of Orange County since 2008.

Ms. Anderson is also a member of the University of California, Irvine CEO Roundtable and is a member of the Roundtable’s steering committee.  She has also served as the chair of the board of the Pacific Symphony since July 2009.  She has been a member of the finance committee of the Pacific Symphony since 2001 and has served as the chair of this committee from June 2006 until June 2009.

Ms. Anderson has been recognized by the Orange County Business Journal as a leading woman in business and has previously been honored as the Business Woman of the Year by the YMCA and the Greater Riverside Chambers of Commerce.

Ms. Anne M. Holloway

Ms. Holloway is chair of the nominating and governance committee and a member of the compensation committee.  She also served as a member of the strategy and corporate development committee until it was dissolved in October 2011.  Ms. Holloway has served as a director since 1998.  Ms. Holloway is 60 years old.

Ms. Holloway brings valuable expertise to the board in human resources and corporate governance matters obtained through her experience in the financial services industry and her experiences in providing strategic advice to Fortune 500 companies.

Ms. Holloway is retired.  She was a partner in Navigant Consulting, Inc., a provider of financial and strategic consulting services to Fortune 500 companies, governments and governmental agencies from 1999 to 2000.  She served as President of Resolution Credit Services Corp., a subsidiary of Xerox Financial Services, from 1992 to 1998 where she was responsible for, among other things, the successful resolution of financial guarantees on troubled tax-exempt bonds, the restructuring of debt and negotiation with the Resolution Trust Corporation.  She also served as chief operating officer of International Insurance Company, another company in the Resolution Group, where she was responsible for operations, human resources and technology.  Prior to joining the Resolution Group, Ms. Holloway held various management positions with Shawmut National Corporation, a financial services company.

Ms. Holloway holds a BA degree from Newton College of the Sacred Heart and an MBA from Boston University.  She has also participated in the Harvard Business School Executive Management program.

Ms. Holloway is the Chair of the Board of Trustees of Sacred Heart Schools in Atherton, California.  She is also actively involved in The Parkinson’s Institute, in Sunnyvale, California and other philanthropic activities.  She has also served on the board of United Way of Massachusetts Bay, chairing the allocation committee and she has been on the Massachusetts Governor’s Task Force on the Status of Women and on the board for The Fund for the Arts.

***

Two of the company’s board members are retiring this year.

Mr. Robert F. Kathol

Mr. Kathol is a member of the audit and finance committee, the ASUS committee and the special issuance committee of the board.  Mr. Kathol has served as a director since 1995.  He chaired the audit and finance committee from 1999 through October 2011.   He is 72 years old.

Mr. Kathol brings extensive expertise in accounting, investment management and financing transactions to our board obtained through his experience in the accounting profession and investment management services industry.

Since 2001, Mr. Kathol has been Executive Vice President of Smith Hayes Financial Services Corporation, an investment banking firm in Omaha, Nebraska which provides investment management advice to individuals, trusts, endowment funds and retirement portfolios.  Prior to the acquisition of the private client services division of Kirkpatrick, Pettis, Smith, Polian, Inc. by Smith Hayes Financial Services Corporation, Mr. Kathol worked for 30 years for Kirkpatrick Pettis in a variety of managerial and operational positions.  His responsibilities included financial analysis and evaluation of financial statements, valuation projects and reporting and due diligence assignments in connection with public and private debt and equity financings for utilities, banks and other enterprises and for tax-exempt issuers.  Prior to joining Kirkpatrick Pettis, Mr. Kathol worked as an audit manager at Arthur Andersen & Co. for utility, insurance and other for-profit small and medium-sized businesses.

Mr. Kathol has a BSBA degree in accounting from Creighton University.

Mr. Kathol was a member of the advisory board of G.P. Investments, Inc., a private investment company.   He also served on the board of trustees and the audit, finance/investment and executive committees of Mount Marty College, a non-profit entity and as a member of the board and audit and finance committees of the Nebraska Community Foundation, a community endowment development entity.  He has worked on statewide economic development activities with the Nebraska Community Foundation. In addition, he has worked on finance and investment policy and fundraising activities for a number of charitable organizations.

Mr. Kathol, will continue to serve as a class II director of the board until his sucessor is duly elected to the board at the 2013 annual meeting.

Mr. Gary F. King

Mr. King is the chair of the audit and finance committee and the special issuance committee of the board.  He also serves as liaison to the anti-fraud committee of the company.  He was also the chair of the strategy and corporate development committee since its formation in December 2006 until it was dissolved in October 2011.  Mr. King has served as a director since 2006.  He is 66 years old.

Mr. King brings extensive technical expertise in public utility accounting, public company reporting and strategic acquisitions to the board.

Mr. King retired as a senior audit partner of Deloitte & Touché LLP in 2005 after 34 years of service with the firm.  During his career, he served as the lead client service partner on several of Deloitte’s largest publicly-held audit clients in the defense, technology and utility industries.  He was designated as an industry expert by Deloitte & Touché in public utilities, real estate, aerospace and defense, telecommunications and information technology and as a mergers and acquisitions specialist.

Mr. King has a BBA degree and an MBA from the University of Michigan.

Mr. King has served on the Board of Directors of the American Red Cross (Los Angeles Chapter) and Foothill Family Service.  He has also served on the finance committee of the American Red Cross (Los Angeles Chapter), the finance committee of the YMCA of Metropolitan Los Angeles and the Allocations Committee of the United Way of Los Angeles.

Mr. King will continue to serve as a class II director of the board until his successor is duly elected to the board at the 2013 annual meeting.

How did we compensate our directors in 2012?

We paid fees to each of our directors monthly in cash and made awards of restricted stock units to our directors in 2012 pursuant to the terms of the 2003 directors plan as more particularly described below.  We also reimbursed each of our directors in 2012 for expenses incurred in the performance of his or her duties as a director.  We did not provide any compensation to Mr. Fielder in 2012 since he did not become a director of the company until January 2013.  We paid compensation to Mr. Dodge in 2012 until his retirement at our 2012 annual meeting on May 22, 2012.

DIRECTOR(1) COMPENSATION FOR 2012(3)

Name	Fees Paid or Earned in Cash ($)	Stock Awards ($)(2)	All Other Compensation ($)(4)	Total ($)
Lloyd E. Ross	$123,333	$63,353	$780	$187,466
James L. Anderson	56,533	62,897	456	119,886
Sarah J. Anderson	29,600	50,971	191	80,762
Dr. Diana M. Bontá	46,733	54,768	106	101,607
N.P. Dodge, Jr.	25,858	5,614	1,673	33,145
Anne M. Holloway	56,033	62,742	106	118,881
Robert F. Kathol	40,733	63,353	2,296	106,382
Gary F. King	50,933	54,768	601	106,302
James F. McNulty	42,733	52,883	106	95,722
Janice F. Wilkins	40,733	52,120	875	93,728

(1)                   Mr. Sprowls, the president and chief executive officer of the company in 2012, was also a director of the company.  We did not pay him any additional compensation for his services as a director or member of the ASUS committee.

(2)                   The amounts in this column reflect the aggregate grant date fair value of the awards, including dividend equivalent rights, computed in accordance with FASB ASC Topic 718.  We provide information regarding the assumptions used in calculation of these amounts in Note 12 to our financial statements for the year ended December 31, 2012 in our Annual Report on Form 10-K filed with the SEC.  We did not make any other form of stock award to any director in 2012.  None of our directors forfeited any stock awards in 2012.  Mr. Ross, Mr. Anderson, Ms. Anderson, Dr. Bontá, Ms. Holloway, Mr. Kathol, Mr. King, Mr. McNulty and Ms. Wilkins had a balance of 10,838, 10,473, 1,384, 3,949, 10,348, 10,838, 3,949, 2,642 and 2,216 restricted stock units, respectively, credited to his or her account at December 31, 2012.

(3)                   We did not grant any options to directors in 2012.  Mr. Dodge had options to acquire 8,000 of our common shares outstanding at December 31, 2012.  Ms. Holloway had options to acquire 7,000 of our common shares outstanding at December 31, 2012.  Mr. Ross and Mr. Kathol had options to acquire 6,000 of our common shares outstanding at December 31, 2012.  Mr. King had options to acquire 3,000 of our common shares outstanding at December 31, 2012.  We have not granted any options to Dr. Bontá, Mr. McNulty, Ms. Anderson or Ms. Wilkins.

(4)                                      We provide our board members and executive officers a blanket accident insurance policy.  The policy is intended to provide coverage for traveling on company business or on assignment for the benefit of our company.  We allocated one–third of the premium of $7,027 (three year premium) for coverage under the blanket accident insurance policy equally to our board members and executive officers.  The cost was $106 per person in 2012.  We also reimburse our board members for the related cost of travel and meals of their spouses when attending regular board and committee meetings.

Director Fees

We paid fees to non-employee directors of the board in 2012 for services rendered on the following basis:

▪                 to each non-employee director, an annual retainer of $20,000, increased to $25,000 effective May 1, 2012, for service on the board, payable in equal monthly installments;

▪                 to Mr. Ross, an additional annual retainer of $100,000 for his services as chair of the board, payable in equal monthly installments;

▪                 to Mr. King, an additional annual retainer of $15,000 for his services as chair of the audit and finance committee, payable in equal monthly installments;

▪                 to Mr. Anderson, an additional annual retainer of $9,000, increased to $12,000 effective May 1, 2012, for his services as chair of the compensation committee, payable in equal monthly installments;

▪                 to Ms. Holloway, an additional annual retainer of $7,500 for her services as chair of the nominating and governance committee, payable in equal monthly installments;

▪                 to Mr. McNulty, an additional annual retainer of $7,500, effective May 2012, for his services as chair of the ASUS committee, payable in equal monthly installments;

▪                 to each outside director, other than Mr. Ross, and to each outside director who was a member of a committee, a fee of $1,200 for each board or committee meeting attended, other than the annual organizational meeting and telephonic meetings;

▪                 to each non-employee director, other than Mr. Ross, and to each outside director who was a member of a committee, a fee of $600 for each telephonic board or committee meeting attended;

▪                 to Dr. Bontá, $3,000 for serving as ERM liaison;

▪                 to Ms. Holloway, $3,600 for time spent on considering additional nominees to the board; and

▪                 to Mr. Anderson, Ms. Anderson and Mr. King $600 each for time spent on considering additional nominees to the board.

Stock Awards

Under the terms of our 2003 directors plan, we automatically granted to each non-employee director in 2012:

▪                 restricted stock units on the date of the annual meeting in an amount equal to twice the then current annual retainer payable by the company for services rendered as a director divided by the closing price of our common shares on the trading day immediately preceding the date of the annual meeting as shown on The Wall Street Journal, website (www.online.wsj.com), and

▪                 restricted stock units on each dividend record date in an amount equal to the cash dividends payable on this date on a number of shares equal to the aggregate number of restricted stock units credited to each non-employee director’s restricted stock unit account divided by the closing price of our common shares on the dividend record date, as shown on The Wall Street Journal, website (www.online.wsj.com), which we refer to as dividend equivalents.

Other Compensation Plans for Directors

We have no incentive compensation, deferred compensation or pension plans for non-employee directors.

Stock Ownership Guidelines

We have requested each member of our board to accumulate and hold common shares of the company, restricted stock units or other equity equivalents (other than stock options) granted by the company equal in value to four times his or her annual retainer for board service, plus 1,000 common shares, within three years after his or her appointment as a director.  The nominating and governance committee may suspend or adjust these guidelines if the nominating and governance committee determines that the guidelines are unduly burdensome by reason of personal circumstances affecting a director, are unduly affected by temporary declines in the price of our common shares or there has been a recent change in the compensation of directors.  We have not exempted any of our directors from compliance with these guidelines.

We consider these guidelines to have been satisfied once the minimum ownership requirements have been satisfied regardless of subsequent changes in the market value of our common shares.  One of the company’s directors does not currently satisfy these guidelines.  It is anticipated that he will satisfy these guidelines by the end of 2014.  He does, however, satisfy the stock ownership guidelines established by Institutional Shareholder Services, a proxy advisory firm.

PROPOSAL 2: TO APPROVE THE 2013 NON-EMPLOYEE DIRECTORS STOCK PLAN

The company currently maintains the 2003 directors plan.  Pursuant to the 2003 directors plan, non-employee directors are entitled to receive stock-based compensation upon the date of each annual meeting.  The 2003 directors plan expires on May 19, 2013.  Except for the 2003 directors plan, the company does not have any incentive, deferred compensation or pension plans for non-employee directors.

The board adopted the 2013 directors plan, for the purpose of continuing to provide the non-employee directors with stock-based compensation.  The 2013 directors plan will be effective as of May 21, 2013, subject to shareholder approval at the 2013 annual meeting.  The grants provided to non-employee directors are described in the “Specific Benefits” section below.

What benefits will be paid to directors under the 2013 directors plan?

The amount or number of restricted stock units authorized by the 2013 directors plan in calendar year 2013 and for each future year during the term of the 2013 directors plan is not currently determinable because the number of restricted stock units depends on future variables such as stock prices, the amount of the annual retainer, the amount of dividends paid, if any, and the number of eligible directors.  In no event, however, will more than 500,000 restricted stock units be granted during the term of the 2013 directors plan to non-employee directors, without shareholder approval.

The following chart represents the benefits or amounts that would have been received by or allocated to each of the following groups in 2012 if the 2013 directors plan had been in effect in 2012.

New Plan Benefits Table

2013 Non-Employee Directors Stock Plan(1)

Name and Principal Position	Dollar Value ($)	Number of Units
Robert J. Sprowls,(1) President and Chief Executive Officer	-	-
Denise L. Kruger,(1) Senior Vice President of Regulated Utilities of GSWC	-	-
McClellan Harris III,(1) Senior Vice President of ASUS and its subsidiaries only	-	-
Eva G. Tang,(1) Senior Vice President–Finance, Chief Financial Officer, Corporate Secretary and Treasurer	-	-
Patrick R. Scanlon,(1) Vice President of Water Operations of GSWC	-	-
Executive Group(1)	-	-
Non-Executive Director Group	$458,741(2)	12,458(2)
Non-Executive Officer Employee Group(1)	-	-

(1)                                Only directors who are not officers or employees of the company are eligible to participate in the 2013 directors plan.

(2)                                Based on an annual retainer of $25,000, the number of non-employee directors immediately following the 2012 annual meeting and the closing price of our common shares on May 21, 2012 (the last trading day prior to the 2012 annual meeting) of $36.70 and on August 31, 2012 and November 30, 2012 (the dividend payment dates for dividend equivalents on restricted stock units) of $43.58 and $45.50, respectively.

What are the terms of the 2013 directors plan?

The principal terms of the 2013 directors plan are summarized below.  The following summary is qualified in its entirety by reference to the full text of the 2013 directors plan, which is attached as Attachment I to this proxy statement.

Purpose

The purpose of the 2013 directors plan is to attract, motivate and retain non-employee directors by providing them with stock-based compensation and to encourage directors to increase their stock ownership in the company.

Eligibility

Only the company’s non-employee directors are eligible to participate in the 2013 directors plan.  There will be eight non-employee directors on the board immediately following the election of directors.

Administration

The board has appointed the compensation committee to administer the 2013 directors plan.  The compensation committee has broad authority under the 2013 directors plan, including, for example, the authority:

•                 to construe and interpret the 2013 directors plan and to resolve any questions concerning the amount of benefits payable to a participant (except that no member of the committee may participate in a decision relating solely to his or her benefits),

•                 to determine adjustments to the terms of the 2013 directors plan in response to extraordinary transactions,

•                 to maintain all necessary records for administration of the 2013 directors plan, and

•                 to make and publish forms, rules and procedures for the administration of the 2013 directors plan.

Shares Authorized

The board has authorized an aggregate of 500,000 common shares that may be issued or delivered under the 2013 directors plan.  The maximum number of common shares that may be delivered to any individual in a calendar year is 5,000 shares.  Each share limit and award under the 2013 directors plan is subject to adjustment for certain changes in the company’s capital structure, reorganizations and other extraordinary events as described below.

If grants contemplated would exceed aggregate limits under the 2013 directors plan, the company will prorate any new credits of restricted stock units among the participants.  If no additional common shares are available for issuance, participants will not be credited additional restricted stock units and dividend equivalent rights will instead be paid in cash.

The 2013 directors plan does not limit the authority of the board or the compensation committee to grant awards or authorize any other compensation under any other plan or authority.

Type of Awards

The 2013 directors plan authorizes the grant of restricted stock units.

Restricted Stock Units

A restricted stock unit represents an unfunded bookkeeping entry which serves as a unit of measurement relative to one common share for purposes of determining the amount of the payment.  Subject to limited exceptions, all restricted stock units are payable solely in common shares.  Stock units credited under the 2013 directors plan are at all times fully vested and non-forfeitable ninety days after the date of grant.

Annual Restricted Stock Unit Awards

Immediately after each annual meeting of shareholders commencing in 2013, each eligible director in office immediately following the annual meeting is entitled to be credited the number of restricted stock units equal to two times the amount of the then-current annual retainer payable by the company for services rendered as a director for such year, divided by the fair market value of a common share on the last trading date prior to the annual meeting.  The current annual retainer payable by the company is $25,000.

Restricted stock unit awards are at all times fully vested ninety days after the date of grant.  Restricted stock units credited to an eligible director’s restricted stock unit account under the 2013 directors plan will become payable on the vesting date.  The distribution will be made in a lump sum as soon as practicable, but no later than thirty days, following the applicable vesting date.

Dividend Equivalents

As of each dividend payment date, each eligible director’s restricted stock unit account will be credited with a number of restricted stock units equal to an amount that represents the dividends that would have been payable as of the dividend payment date on the number of units then credited to his or her restricted stock unit account divided by the fair market value of a common share on the dividend payment date.  Dividend equivalent restricted stock units are paid at the same time and in the same manner as the restricted stock units to which they relate, subject to limitations on the number of common shares that may be issued under the 2013 directors plan.

Restrictions on Transfer

Subject to customary exceptions, restricted stock units are generally non-transferable, except by will or the laws of descent and distribution or beneficiary designation.

Adjustment

The number, maximums and kind of shares available for issuance or transfer under the 2013 directors plan and outstanding restricted stock units are subject to adjustment for extraordinary dividends or distributions of property to the company’s shareholders and upon certain reorganizations, merger, combination, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events.

Termination of or Changes to the 2013 Directors Plan or Awards

The board may amend or terminate the 2013 directors plan (including outstanding awards) and does not contemplate seeking shareholder approval for amendments except to the extent required by applicable law or rules of the New York Stock Exchange or otherwise deemed necessary or advisable by the board.  However, no amendment or termination may cancel or adversely affect a participant’s rights with respect to amounts or restricted stock units credited to his or her restricted stock unit account, without his or her consent, except as otherwise provided in the 2013 directors plan.  The 2013 directors plan will remain in effect until terminated in accordance with the terms of the 2013 directors plan.

Securities Underlying Restricted Stock Units

The market value of the common shares as of April 1, 2013 was $55.94.  The company intends to register 500,000 common shares under the 2013 directors plan under the Securities Act of 1933.   Common shares issued under the 2013 directors plan will be listed on the New York Stock Exchange.

What is the federal income tax treatment of grants under the 2013 directors plan?

The federal income tax consequences of the 2013 directors plan under current federal law are summarized in the following discussion of general tax principles applicable to the 2013 directors plan.  This summary is not intended to be exhaustive and does not describe state or local tax consequences.

Awards

The company is generally entitled to deduct, and the participant will recognize taxable income in, an amount equal to the fair market value of the common shares distributed in payment of restricted stock units at the time of payment.

Section 409A

To the extent that Section 409A of the Internal Revenue Code is applicable, we intend to administer the 2013 directors plan and any grants made thereunder in a manner consistent with the requirements of Section 409A, and any regulations and other guidance promulgated with respect to Section 409A by the U.S. Department of Treasury or Internal Revenue Service.  All awards under the 2013 directors plan are intended either (i) to be exempt from Section 409A or (ii) to comply with Section 409A, and the compensation committee intends to administer the 2013 directors plan in a manner consistent with that intent.

What vote is required to approve the 2013 directors plan?

The board has approved the 2013 directors plan and believes it to be in the best interest of the company and its shareholders.  All non-employee directors are eligible to receive awards under the 2013 directors plan and thus have a personal interest in its approval.

The board unanimously recommends a vote FOR the approval of the 2013 directors plan.

The affirmative vote of the holders of a majority of the common shares represented in person or by proxy and entitled to vote on this Proposal is required for approval of the 2013 directors plan.  In addition, the total number of votes cast on this Proposal must represent over 50% in interest of all common shares entitled to vote on this Proposal in order for this proposal to become effective.

What securities have we authorized for issuance under equity compensation plans?

We have made stock awards to our executive officers and managers under the 2000 plan and the 2008 plan.  We have also made stock awards to our non-employee directors under the 2003 directors plan.  We provide information regarding the securities which have been issued and which are available for issuance under these plans in the table set forth below as of December 31, 2012.  This table does not include any common shares that may be issued under our 401(k) plan.

Future awards under the 2013 directors plan will be made in accordance with the terms of the 2013 directors plan.  The amount of the awards will depend upon the amount of the annual retainer payable to directors on the date of each annual meeting during the term of the 2013 directors plan, together with dividend equivalents thereon.  The amount of the dividend equivalents will depend upon the amount of the award, the amount of dividends declared, if any, and the fair market value of our common shares on the dividend record date.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS(1)

(As of December 31, 2012)

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	201,577	$33.43	720,679(2)
Equity compensation plans not approved by shareholders	–	–	–
Total	201,577	$33.43	720,679(2)

(1)          Amounts shown under column (a) are for options granted only with a weighted average remaining contractual term of 4.69 years.  At December 31, 2012, there were 93,025 restricted stock units outstanding that had been granted to employees under the 2008 plan and 56,641 restricted stock units outstanding that had been granted to directors under the 2003 directors plan.  Each restricted stock unit was issued with dividend equivalent rights in the form of additional restricted stock units until the initial restricted stock unit vests or is terminated earlier pursuant to the terms of the grant. Under the 2008 plan, for each restricted stock unit granted, the number of shares available for issuance under the 2008 plan will be reduced by 2.45 shares.

(2)          Of this amount, there were no securities available for future grants under the 2000 plan, 618,800 securities available for future grants under the 2008 plan (including 136,673 securities which we are permitted to carryover from the 2000 plan under the terms of the 2008 plan), and 101,879 securities remaining available for future issuance under the 2003 directors plan.  Under the terms of the 2003 directors plan, only 118,000 shares may be issued in the form of restricted stock units.  As of December 31, 2012, 103,121 restricted stock units have been issued under the terms of the 2003 directors plan and no additional securities may be issued, other than securities issued pursuant to dividend equivalent rights on restricted stock units previously granted to directors. As a result, only 14,879 of the 101,879 shares are available for issuance under the 2003 directors plan and may in fact be used for future issuances.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

YOU VOTE “FOR” APPROVAL OF THE 2013 DIRECTORS PLAN.

EXECUTIVE OFFICERS

What has been the business experience of our executive officers during the past five years?

We have set forth the principal occupation of each of our executive officers in the following table.  Unless otherwise specified, the principal position of the executive officer is with American States Water Company.  Mr. Sprowls, Ms. Tang and Ms. Farrow are also officers of each of our direct and indirect subsidiaries.  The age of each executive officer is current as of April 1, 2013.

EXECUTIVE EXPERIENCE TABLE

Name	Principal Occupation and Experience	Age	Held Current Position Since
Robert J. Sprowls	President and Chief Executive Officer; Executive Vice President from November 2008 to January 2009; Executive Vice President – Finance, Chief Financial Officer, Corporate Secretary and Treasurer from January 2008 to November 2008	55	January 2009

Denise L. Kruger	Senior Vice President – Regulated Utilities of Golden State Water Company	49	January 2008

McClellan Harris III	Senior Vice President and Assistant Secretary of American States Utility Services, Inc. and its subsidiaries	61	May 2007

Eva G. Tang	Senior Vice President – Finance, Chief Financial Officer, Corporate Secretary and Treasurer; Vice President – Finance, Treasurer & Assistant Secretary of Golden State Water Company and Treasurer and Assistant Secretary for all other subsidiaries of American States Water Company from October 2002 to November 2008	57	November 2008

Patrick R. Scanlon	Vice President of Water Operations of Golden State Water Company	55	January 2008

Shengder D. Chang	Vice President – Environmental Quality of Golden State Water Company	56	October 2007

James C. Cotton, III	Vice President of Contracts of American States Utility Services, Inc. and its subsidiaries; Director of Contracts of American States Utility Services, Inc. and its subsidiaries from June 2008 to November 2012	39	November 2012

Gladys M. Farrow	Vice President – Finance, Treasurer and Assistant Secretary of Golden State Water Company and Treasurer and Assistant Secretary for the other subsidiaries of American States Water Company; Controller of Golden State Water Company from March 2003 to November 2008	48	November 2008

James B. Gallagher	Vice President of Management Services of American States Utility Services, Inc. and its subsidiaries	58	October 2007

William C. Gedney	Vice President – Asset Management of Golden State Water Company	58	October 2007

Granville R. Hodges	Vice President of Operations, of American States Utility Services, Inc. and its subsidiaries	53	January 2007

Diane D. Rentfrow	Vice President of Human Capital Management of Golden State Water Company	64	August 2007

Bryan K. Switzer	Vice President – Regulatory Affairs of Golden State Water Company	56	September 2004

Compensation Discussion and Analysis

In this section, we describe the philosophy and objectives of our executive compensation programs, explain the compensation decision-making process, summarize the individual components of total compensation for our named executive officers and provide you with our assessment of our compensation program in 2012.  We provide more detailed information regarding the compensation paid to our named executive officers during the past three years in the tables following this section and in the narrative discussion after each of these tables.

Executive Summary

The principal elements of our compensation program include a base salary, annual cash incentives, a portion of which is based on achieving financial and operational performance objectives and annual equity grants.  We refer to these elements of compensation as total direct compensation.  The compensation committee considers each of these elements independently before assessing whether its overall compensation program is competitive with that of its peer group and other companies with which the company competes for executive talent.

The compensation committee set the following target percentages for each component of total direct compensation in 2012, assuming that each named executive officer earned the aggregate target annual objective and discretionary bonus under the terms of the 2012 short-term incentive program and that Mr. Sprowls earned his performance awards.

In determining the target percentages for each component of total direct compensation, the compensation committee considered the practices of our peer group, the views and practices of the California Public Utilities Commission, or CPUC,  in setting rates, the practices of the two water utilities regulated by the CPUC that are members of our peer group and the preference of proxy advisory firms for significant portions of total direct compensation to consist of variable pay based on the satisfaction of objective performance targets.  The compensation committee also believes that it is important for more of the compensation of the chief executive officer to be dependent on performance than that of the other executive officers.  The total target direct compensation in 2012 of Mr. Sprowls was set at 2.5 times the average of the total target direct compensation of the company’s three senior vice presidents.

TOTAL TARGET DIRECT COMPENSATION

		Target Incentive Compensation
Executive Officer	Base Salary	Objective Cash Bonus	Discretionary Cash Bonus	Restricted Stock Units(1)	Performance Stock Awards(2)
Robert J. Sprowls President and Chief Executive Officer	43.8%	17.5%	4.4%	17.8%	16.5%
Denise L. Kruger Senior Vice President, Regulated Utilities of Golden State Water Company	64.8%	13.0%	3.2%	19.0%	-
McClellan Harris III Senior Vice President and Assistant Secretary of American States Utility Services, Inc.	64.5%	12.9%	3.2%	19.4%	-
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer	64.5%	12.9%	3.2%	19.4%	-
Patrick R. Scanlon Vice President of Water Operations of Golden State Water Company	66.6%	10.6%	2.7%	20.1%	-

(1)                   The value of restricted stock units included in the calculation is based on the price of our common shares on the date of grant (February 15, 2012) of $36.63.  This table undervalues, to some extent, the value of restricted stock units since all restricted stock units were granted with dividend equivalent rights.  The value of restricted stock units depends upon the value of dividends paid by the company during the year.

(2)                   The value of performance stock awards included in the calculation is based on the price of our common shares on the date of grant (May 29, 2012) of $36.61.  This table undervalues, to some extent, the value of performance awards since all performance awards were granted with dividend equivalent rights.  The value of restricted stock units credited to the performance award account depends upon the value of dividends paid by the company during the year.

The mix of total actual direct compensation paid to our named executive officers depends upon the amount of the objective and discretionary bonuses awarded by the compensation committee based on the company’s financial and operational performance in 2012 and the value of restricted stock units and performance awards credited to each named executive officer’s restricted stock unit and performance award accounts on each dividend payment date for dividend equivalent rights credited with respect to each restricted stock unit and performance award.  The objective criteria considered by the compensation committee in 2012 in connection with the awarding of the objective cash bonus to each executive officer consisted of a number of different performance criteria, including earnings per share measures, relative stock price, internal control measures and operational measures which are discussed in more detail in this section under “Elements of Executive Compensation-Short Term Cash Incentives.”  The performance criteria in the performance award granted to Mr. Sprowls in May 2012 was based on the net earnings of the company and its subsidiaries on a consolidated basis for the period April 1, 2012 through December 31, 2012.

We set forth the actual percentages for each component of total direct compensation paid to each named executive officer for 2012 in the following table based on the actual bonuses awarded to each named executive officer and the value of restricted stock units credited to each named executive officer’s restricted stock unit and performance award accounts in 2012 for dividend equivalent rights granted with each restricted stock unit and performance award:

TOTAL ACTUAL DIRECT COMPENSATION(1)

		Actual Incentive Compensation
Executive Officer	Base Salary	Objective Cash Bonus(2)	Discretionary Cash Bonus	Restricted Stock Units(3)	Performance Stock Awards(4)
Robert J. Sprowls	40.4%	21.0%	7.0%	16.4%	15.2%
Denise L. Kruger	61.8%	16.2%	3.9%	18.1%	-
McClellan Harris III	60.9%	15.5%	5.3%	18.3%	-
Eva. G. Tang	61.3%	15.9%	4.3%	18.5%	-
Patrick R. Scanlon	64.0%	13.5%	3.2%	19.3%	-

(1)                   Total direct compensation excludes the change in the value of each executive officer’s pension and all other compensation set forth in the Summary Compensation Table.

(2)                   Amount paid in cash upon satisfaction of objective criteria set forth in the 2012 short-term incentive program.

(3)                   The calculation is based on the price of our common shares (i) on the date of grant (February 15, 2012) of $36.63, and (ii) on the dividend payment dates for dividend equivalents on the restricted stock units granted of $36.38, $36.61, $43.58 and $45.50 on March 1, June 1, August 31, and November 30, 2012, respectively.

(4)                                      The calculation is based on the price of our common shares (i) on May 29, 2012 (the date of grant) of $36.61, and (ii) on the dividend payment dates for dividend equivalents on the restricted stock units granted of $43.58 and $45.50 on August 31, and November 30, 2012, respectively.

The total actual direct compensation of Mr. Sprowls in 2012 was 2.5 times the average of the total actual direct compensation of the company’s three senior vice presidents.  Mr. Sprowls’ total actual direct compensation was below the median of total direct compensation of other chief executive officers based upon a report prepared by Pearl Meyer & Partners of the estimated compensation of chief executive officers of members of our peer group, as adjusted by Pearl Meyer & Partners using general survey data.

In May 2012, our shareholders cast an advisory vote approving the compensation of our named executive officers, as disclosed in our 2012 proxy statement.  Approximately 92.58% of the votes cast on this matter supported our 2012 “say-on-pay” proposal.  The compensation committee considered this result and determined that it was not necessary at this time to make any major changes to the compensation program in response to this advisory vote.

Changes in our Compensation Program

The compensation committee annually reviews our executive and director compensation programs.  As a result of the annual review in 2012, the compensation committee made the following changes in our executive and director compensation programs in 2012:

▪                 approved an amendment to the 2008 plan to permit the grant of performance awards intended to satisfy the performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code,

▪                 granted performance awards to Mr. Sprowls in May 2012 following shareholder approval of the amendment to the 2008 plan in order to increase the proportion of his total target direct compensation dependent upon the financial and operational performance of the company; these performance awards were intended to satisfy the tax deductibility limitations of Section 162(m) of the Internal Revenue Code,

▪                 developed a new long-term stock performance award program applicable to executive officers in order to increase the proportion of total target direct compensation of executive officers dependent upon the long-term financial and operational performance of the company; the first awards under this new program were granted in March 2013; these performance awards are also intended to satisfy the tax deductibility limitations of Section 162(m),

▪                 increased the target annual bonus awards under the short-term cash incentive program in order to increase the proportion of total target direct cash compensation of executive officers dependent upon the financial and operational performance of the company as described in this Section under “Elements of Executive Compensation-Short-Term Cash Incentives,”

▪                 revised the stock ownership guidelines for Mr. Sprowls as described in this Section under “Stock Ownership Guidelines,”

▪                 increased the annual retainer payable to directors by $5,000 due to the increased work load of directors and in order to make the company’s director compensation more competitive with that of our peer group, and

▪                 increased the annual retainer payable to the chair of the compensation committee by $3,000 due to the increased work load of the compensation committee chair.

We provide more detailed information regarding the compensation paid to our directors in 2012 under “Proposal 1: Election of Directors-How do we compensate our directors?”

Objectives of the Executive Compensation Program

The compensation committee desires to implement the company’s executive compensation program in a manner that will enable the company to:

▪                 attract, retain and motivate talented and experienced executives,

▪                 provide fair, equitable and reasonable compensation to each executive officer,

▪                 reward job performance, and

▪                 further align the interests of our executive officers with that of our shareholders and customers.

Compensation Committee Process

The compensation committee annually reviews our compensation programs in order to assess whether the program continues to meet the objectives of the program.  The compensation committee typically engages a compensation consultant to assist the committee.

The compensation committee engaged Pearl Meyer & Partners in October 2011 as a compensation consultant to the committee.  The committee extended this engagement in 2012.  The compensation committee selected the following peer group of companies, after consultation with management and Pearl Meyer & Partners, based on industry (water, gas and electric utilities) and size of annual revenues (between $100 million and $1 billion):

▪                 ALLETE, Inc.

▪                 Aqua America, Inc.

▪                 California Water Service Group

▪                 Central Vermont Public Service Corporation

▪                 Chesapeake Utilities Corporation

▪                 El Paso Electric Company

▪                 ITC Holdings Corporation

▪                 MGE Energy, Inc.

▪                 Northwest Natural Gas Company

▪                 SJW Corp

▪                 South Jersey Industries, Inc.

▪                 The Empire District Electric Company

▪                 UIL Holdings Corporation

▪                 Unitil Corporation

The compensation committee considered compensation information for this same group of companies during the past three years with the exception of ALLETE, Inc., El Paso Electric Company and Northwest Natural Gas Company, which were added to the peer group in 2012.  Three members of the peer group are in the water industry, two of which are also regulated by the CPUC, the regulator of the company’s principal subsidiary.  The compensation committee gives greater weight to the practices of these two companies since the company competes with these companies for executive talent and is subject to similar regulatory oversight.  In addition, the compensation committee believes that the financial and operational performance of these companies and the compensation programs of these companies are particularly relevant since the ability of these companies to earn their authorized rate of return and to obtain rate adjustments for changes in employee compensation are also affected to some extent by the rules, regulations and practices of the CPUC.  These companies are, to some extent, also affected by the same weather, climate and economic conditions as the company.  All of the other companies are utilities or utility holding companies.

Pearl Meyer & Partners also provided the compensation committee in January 2012 with its competitive assessment of the company’s executive compensation program based on information derived by Pearl Meyer & Partners from four different general market surveys, the Mercer-2011 Executive Compensation Survey (all industries), the Watson Wyatt-2010/2011 Top Management Compensation Survey (all industries) and two confidential/proprietary general industry surveys.  The competitive assessment was summary in nature, did not identify any particular company and did not contain any information regarding the compensation program of any particular company.  Accordingly, the compensation committee did not consider the compensation practice of any particular company, other than the compensation practices of members of its peer group, in designing any of the company’s compensation plans.

In addition to the information provided by Pearl Meyer & Partners, the compensation committee considered:

▪	recommendations of management regarding changes that the compensation committee may wish to consider in the company’s compensation program,

▪	the chief executive officer’s subjective assessment of the company’s performance and the performance of individual executive officers,

▪	the recommendations of the chief executive officer for adjustments in the base salary and incentive compensation of other executive officers and managers,

▪	compensation increases authorized by the CPUC in rate cases of the company’s principal subsidiary, GSWC,

▪	a subjective assessment by individual directors of the company’s performance and the performance of the chief executive officer and other members of the management team,

▪	a subjective assessment of whether the company’s compensation program properly incents management,

▪	objective measures of the company’s financial and operational performance established in the company’s short-term incentive program,

▪	objective measures of the company’s financial performance used in establishing performance criteria for performance awards under the 2008 plan,

▪	the views of proxy advisory firms, and

▪	the views of the CPUC regarding the company’s compensation programs or practices, to the extent known.

Risk Considerations

In establishing and reviewing the company’s compensation program, the compensation committee considers whether the program encourages unnecessary or excessive risk taking and has concluded that it does not.  Base salaries, which constitute the largest component of total direct compensation for all employees of the company, are fixed in amount and thus do not encourage excessive risk taking.

The compensation committee considers a variety of factors in awarding additional cash compensation based on the performance of its executive officers, including factors based on earnings performance, customer satisfaction, capital improvements and internal accounting controls.  The committee believes that, as a result of this mix of factors, the company’s short-term cash incentive program appropriately balances risk and the committee’s desire to compensate executives for accomplishments that are important to the company’s customers and shareholders.

In order to mitigate risks that may be associated with performance-based compensation, the compensation committee maintains a policy to recoup performance-based compensation payments if:

▪                 we calculated the amount of the compensation based on achieving financial results that were subsequently subject to an accounting restatement due to material noncompliance with a financial reporting requirement under the securities laws,

▪                 we identified the need for the accounting restatement within three years after the date of the filing of financial results that were subsequently restated, and

▪                 we would have paid a lesser amount to the executive officer based on the restated financial results.

In addition, in 2011, the compensation committee amended the form of stock award agreements to provide for recoupment of the award or the value, proceeds or other benefits received by a grantee upon the exercise of stock options, the vesting of restricted stock or restricted stock unit awards or the sale of the underlying common shares, as provided in our policy for recoupment of performance-based awards, as such policy may be amended from time to time, or as may otherwise be required under applicable law.  A similar provision is included in the performance award agreement approved by the compensation committee for Mr. Sprowls in 2012 and in the performance award agreements for performance awards granted in 2013.

Under our cash performance incentive plan, no executive officer is permitted to receive a bonus under this plan, whether based on objective criteria or a subjective assessment of performance (referred to as a discretionary bonus), that exceeds $400,000.  The compensation committee believes that this limitation helps discourage excessive risk-taking by executive officers.

The compensation committee also makes stock awards to executive officers and managers.  The awards have been staggered and subject to three-year vesting schedules.  The compensation committee believes that this further discourages excess risk-taking by executives.  In addition, the vesting schedule serves as a retention vehicle for executive officers and managers.

In addition to establishing and reviewing our compensation program, the compensation committee also examines the pay practices and policies relating to all employees of the company.  On the basis of this examination, the compensation committee has concluded that our pay practices and policies do not appear to involve any risks that could have a material adverse effect on us.

Elements of Executive Compensation

Our compensation program consists of base salary, short-term cash incentives, stock awards, retirement benefits, severance arrangements and welfare and other benefits and perquisites.  We discuss each of these elements in more detail below.

Base Salary

The compensation committee considered the following factors in making adjustments to the base salaries of individual executive officers in 2012:

▪                 the competitiveness of our compensation of each executive officer compared to executive officers of our peer group in comparable positions,

▪                 the desire to compensate executives in comparable positions in a similar manner; Robert Sprowls is our chief executive officer; Denise Kruger, McClellan Harris III and Eva Tang are senior vice presidents; and Patrick Scanlon is a vice president,

▪                 a subjective assessment of each executive’s performance during 2011, including his or her performance in the areas of our business over which he or she had individual responsibility, and

▪                 a review of the company’s financial performance and management’s accomplishments during 2011.

After consideration of the factors described above, the compensation committee increased the base salary of Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon by 5.09%, 3.74%, 3.76%, 7.00% and 4.01%, respectively, in February 2012.

Short-Term Cash Incentives

We adopted a short-term cash performance incentive plan in order to motivate executives who participate in the plan to maximize our performance from a financial, operations and customer service perspective.  We believe that the performance incentives set forth in our annual short-term cash incentive programs adopted pursuant to this plan will permit us to meet our objectives.  Our customers and shareholders benefit if we achieve our customer service objectives.  Our customers and shareholders also benefit if we are able to attract capital at a lower cost as the result of improved financial performance.

In March 2012, the compensation committee approved a short-term incentive program under this plan which gave each named executive officer the opportunity to receive:

▪                 a bonus under the performance incentive plan based on achieving objective performance criteria in 2012, and

▪                 a discretionary bonus based on a subjective assessment by the compensation committee of the executive officer’s performance in 2012 following the end of the year.  In making this subjective assessment, the compensation committee took into account the recommendations of the chief executive officer based on his subjective assessment of the performance of the other executive officers and a subjective assessment of the performance of each executive officer by other members of the board.

In March 2012, the compensation committee approved an increase in the amount of the target annual bonus awards under this program from 30% of base salary to 50% of base salary for the chief executive officer, from 20% of base salary to 25% of base salary for senior vice presidents and from 15% of base salary to 20% of base salary for vice presidents in order to increase the proportion of total target cash compensation of executive officers dependent upon the financial and operational performance of the company.  The compensation committee also took into account information provided by Pearl Meyer & Partners which indicated that the short-term cash incentives paid by the company to our named executive officers in 2011 were below average compared to that of our peer group.

Under Section 162(m) of the Internal Revenue Code, we may generally only deduct up to $1,000,000 of the compensation paid to a named executive officer, unless the compensation is performance-based and has been paid pursuant to a plan approved by shareholders. The performance incentive plan was approved by shareholders at our annual meeting in 2010.  We intend the objective bonuses paid to our executive officers under the short-term cash incentive program to qualify as performance-based within the meaning of Section 162(m).

Under the 2012 short-term cash incentive program adopted pursuant to the short-term incentive plan, we set objective performance goals at threshold, target and maximum levels based on the objectives in our internal business plans described in the table below.  We also disclose in this table our actual performance in 2012 for each of the performance goals set by the compensation committee in March 2012.

PERFORMANCE GOALS

	Performance Targets			Actual
Performance Measure	Threshold	Target	Maximum	Performance
Adjusted EPS-AWR Consolidated(1)	80% of Budget or $1.76	100% of Budget or $2.20	120% of Budget or $2.64	$2.82

Adjusted EPS-RU(2)	80% of Budget or $1.47	100% of Budget or $1.84	120% of Budget or $2.21	$2.04

Adjusted EPS-ASUS(3)	80% of Budget or $0.30	100% of Budget or $0.37	120% of Budget or $0.44	$0.78

Relative Stock Price(4)	Equal to or greater than 4 companies	Equal to or greater than 7 companies	Equal to or greater than 10 companies	Greater than 13 companies Met Maximum

Customer Complaints to DPH(5)	718 or fewer	682 or fewer	646 or fewer	371 Met Maximum

Customer Complaint Standards-RU(6)	Rate of Complaints to the CAB < 0.1%	Rate of Complaints to the CAB < 0.07%	Rate of Complaints to the CAB < 0.05%	0.053%

Capital Expenditures-RU(7)	80% of Budget or >$69 million	100% of Budget or >$74 million	N/A	$66,060,000 Did Not Meet

Capital Expenditures-Advice Letter Projects-RU(8)	N/A	>$11million of which >$8.5 million closed to plant	N/A	$8.1 million spent of which $2.5 million was closed to plant Did Not Meet

OSHA Recordable Work Incidents-RU(9)	38	36	35	31 Met Maximum

SOX Deficiencies-RU(10)	No MW & No SD	No MW, No SD and no more than 12 CDs	No MW, No SD and no more than 8 CDs	No MW, No SD and 6 CDs Met Maximum

SOX Deficiencies-ASUS(11)	No MW & No SD	No MW, No SD and no more than 4 CDs	No MW, No SD and no more than 1 CD	No MW, No SD and 3 CDs Met Target

Base 1 Price Redetermination(12)	N/A	>18.93% increase in monthly O&M fees	N/A	Did Not Meet

CAS Waiver(13)	1 Contract	2 Contracts	3 Contracts	Did Not Meet

DCAA Audit Report(14)	N/A	Pass	N/A	Met Target

Safety Training-ASUS(15)	Completion of 16 hours of training	Completion of 18 hours of training	Completion of 20 hours of training	Completed 20 Hours of Training Met Maximum

Housing Area Operations(16)	1 subsidiary location	2 subsidiary locations	4 subsidiary locations	Did Not Meet

Satisfaction of Customer - ASUS(17)	4 categories	5 categories	6 categories	Achieved 5 Categories Met Target

(1)                   “Adjusted EPS-AWR Consolidated” means the company’s earnings per share for 2012 adjusted to remove any transaction fees and/or gain or loss on sale recognized in the financial statements in 2012 associated with a sale of any of the company’s business units or the acquisition of any new businesses.

(2)                  “Adjusted EPS-RU” means the sum of the earnings per share for each of the regulated utilities for 2012, adjusted to remove any transaction fees and/or gain or loss on sale recognized in the financial statements in 2012 associated with a sale of any of the company’s business units or the acquisition of any new businesses.

(3)                   “Adjusted EPS-ASUS” means the earnings per share of ASUS and its subsidiaries in 2012, adjusted to remove the general office allocation to ASUS related to any transaction fees and/or gain or loss on sale recognized in the financial statements in 2012 associated with a sale of any of the company’s business units or the acquisition of any new businesses.

(4)                  “Relative Stock Price” means the company’s total shareholder return as compared to the total shareholder return of each of the following 13 companies for 2012: UIL Holdings, South Jersey Industries, Aqua America, MGE Energy, Empire District Electric, ITC Holdings, California Water Service, Unitil Corporation, Chesapeake Utilities, SJW Corp., ALLETTE Inc., Northwest Natural Gas Company, and El Paso Electric Company.  For this purpose, total shareholder return for the company and each of the other 13 companies is calculated using the SEC guidelines for reporting financial performance.

(5)                  “Customer Complaints to DPH” means the number of water quality, pressure and service complaints received from customers by GSWC during 2012 that are reported to the California Department of Public Health by GSWC.

(6)             “Customer Complaint Standards - RU” means the number of complaints on all matters on GSWC received by the Consumer Affairs Branch of the California Public Utilities Commission in 2012 divided by the average number of customers served by GSWC during 2012.

(7)                   “Capital Expenditures- RU” means the dollar amount of capital expenditures for 2012 for the Regulated Utilities.

(8)             “Capital Expenditures- Advice Letter Projects - RU” means the dollar amount of capital expenditures spent in 2012 on advice letter projects authorized by the CPUC for GSWC.

(9)             “OSHA Recordable Work Incidents - RU” means the number of work-related injuries and illnesses as reported on the OSHA Form 300 for GSWC.

(10)                 “SOX Deficiencies-RU” means the number of “control deficiencies” (each referred to as a CD), “significant deficiencies” (each referred to as an SD) and “material weaknesses” (each referred to as an “MW”) for the regulated utilities disclosed in the independent auditor’s report for 2012 pursuant to Section 404 of the Sarbanes-Oxley Act.

(11)                “SOX Deficiencies-ASUS” means the number of CDs, SDs and MWs reported for ASUS in the independent auditor’s report for 2012 pursuant to Section 404 of the Sarbanes-Oxley Act.

(12)                “Base 1 Price Redetermination” means the execution, no later than June 30, 2012 of an agreement with the U.S. government that provides for a final increase in the monthly operations and maintenance fees (excluding financing and repair and replacement profit) for Base 1 payable to the ASUS subsidiary responsible for managing the water/wastewater systems of Base 1 that is no less than 18.93% higher than the original contract amount.

(13)                 “CAS Waiver” means obtaining by the end of 2012 a specific waiver from the U.S. government Contracting Officer(s) from requirements of U.S. government cost accounting standards, or CAS, for ASUS subsidiary contracts where CAS is not categorically waived.

(14)           “DCAA Audit Report” means a post-award accounting system audit report received by ASUS in 2012 from the U.S. government’s Defense Contract Audit Agency that finds that ASUS’ accounting system is adequate for CAS purposes.

(15)                 “Safety Training - ASUS” means the successful completion of at least 16 hours of job related safety training by all ASUS field employees through online modules and/or classroom instruction.

(16)                 “Housing Area Operations” means the execution during calendar 2012 of contract modifications or U.S. government recognized subcontracts with housing area prime contractors to perform operations and maintenance on water and/or wastewater assets in privatized housing areas at ASUS subsidiaries located at Base 2 and Base 3.

(17)                 “Satisfaction of Customer - ASUS” means meeting the small business utilization targets for the commercial subcontracting plan.  The six categories include 1) Service Disabled Veteran-Owned, Small Business, 2) Veteran-Owned Small Business, 3) Historically Underutilized Business Zones, 4) Women-Owned Small Business, 5) Small Disadvantaged Business and 6) Small Business.

The compensation committee determined the target aggregate bonus for each executive officer as a percentage of the base salary of each executive officer, which in 2012 was:

▪                 50% for the president and the chief executive officer,

▪                 25% for the senior vice presidents, and

▪                 20% for all other executives.

The objective bonus of each executive officer is determined on the basis of pay-out percentages established by the compensation committee in March 2012 for each performance measure.  The performance measures and payout percentages vary depending upon whether the executive is an administrative officer of GSWC, an operations officer of GSWC or an officer of ASUS.  Mr. Sprowls and Ms. Tang are administrative officers of GSWC.  Ms. Kruger and Mr. Scanlon are operations officers of GSWC.  Mr. Harris is an officer of ASUS.

PAY-OUT PERCENTAGES FOR GSWC ADMINISTRATIVE OFFICERS

Performance Measure	Target Payout Percentage			Payout Percentage
	Threshold	Target	Maximum	Actual
Adjusted EPS-AWR Consolidated	10.0%	20.0%	30.0%	30.0%
Relative Stock Price	6.0%	15.0%	20.0%	20.0%
Adjusted EPS-RU	7.5%	15.0%	22.5%	19.1%
Customer Complaints to DPH	2.5%	5.0%	7.5%	7.5%
Customer Complaint Standards-RU	2.5%	5.0%	7.5%	7.1%
Capital Expenditures-RU	1.5%	3.0%	3.0%	0.0%
Capital Expenditures-Advice Letter Projects-RU	N/A	2.0%	2.0%	0.0%
SOX Deficiencies-RU	2.5%	5.0%	7.5%	7.5%
Adjusted EPS-ASUS	2.5%	5.0%	7.5%	7.5%
SOX Deficiencies-ASUS	2.5%	5.0%	7.5%	5.0%
Objective Bonus Total	37.5%	80.0%	115.0%	103.7%
Discretionary Bonus	12.5%	20.0%	35.0%	(1)
Aggregate Bonus	50.0%	100.0%	150.0%	(2)

(1)        The actual pay-out percentage discretionary bonus for Mr. Sprowls and Ms. Tang was 34.7% and 28.0%, respectively.

(2)        The aggregate pay-out percentage bonus of Mr. Sprowls and Ms. Tang was 138.4% and 131.7%, respectively.

PAY-OUT PERCENTAGES FOR GSWC OPERATIONS OFFICERS

Performance Measure	Target Payout Percentage			Pay-Out Percentage
	Threshold	Target	Maximum	Actual
Adjusted EPS-AWR Consolidated	10.0%	20.0%	30.0%	30.0%
Relative Stock Price	5.0%	10.0%	15.0%	15.0%
Adjusted EPS-RU	10.0%	20.0%	30.0%	25.4%
Customer Complaints to DPH	2.5%	5.0%	7.0%	7.0%
Customer Complaint Standards-RU	2.5%	5.0%	7.0%	6.7%
Capital Expenditures-RU	1.5%	3.0%	3.0%	0.0%
Capital Expenditures-Advice Letter Projects-RU	N/A	2.0%	2.0%	0.0%
OSHA Recordable Work Incidents-RU	1.0%	5.0%	6.0%	6.0%
SOX Deficiencies-RU	2.5%	5.0%	7.5%	7.5%
Adjusted EPS-ASUS	2.5%	5.0%	7.5%	7.5%
Objective Bonus Total	37.5%	80%	115%	105.1%
Discretionary Bonus	12.5%	20.0%	35.0%	25.0%(1)
Aggregate Bonus	50.0%	100.0%	150.0%	130.1%(2)

(1)      The actual pay-out percentage discretionary bonus for each of Ms. Kruger and Mr. Scanlon was 25.0%.

(2)      The aggregate pay-out percentage bonus of each of Ms. Kruger and Mr. Scanlon was 130.1%.

PAY-OUT PERCENTAGES FOR ASUS OFFICERS

Performance Measure	Target Payout Percentage			Pay-Out Percentage
	Threshold	Target	Maximum	Actual
Adjusted EPS-AWR Consolidated	10.0%	20.0%	30.0%	30.0%
Relative Stock Price	5.0%	10.0%	15.0%	15.0%
Adjusted EPS-RU	2.5%	5.0%	7.5%	6.4%
Adjusted EPS-ASUS	15.0%	20.0%	30.0%	30.0%
SOX Deficiencies-ASUS	2.5%	5.0%	7.5%	5.0%
Base 1 Price Redetermination	N/A	2.0%	2.0%	0.0%
CAS Waiver	0.5%	2.0%	3.0%	0.0%
DCAA Audit Report	N/A	10.0%	10.0%	10.0%
Housing Area Operations	0.5%	2.0%	4.0%	0.0%
Safety Training-ASUS	0.5%	2.0%	3.0%	3.0%
Satisfaction of Customer-ASUS	1.0%	2.0%	3.0%	2.0%
Objective Bonus Total	37.5%	80.0%	115.0%	101.4%
Discretionary Bonus	12.5%	20.0%	35.0%	35.0%(1)
Aggregate Bonus	50.0%	100.0%	150.0%	136.4%(1)

(1)       The pay-out percentage is for Mr. Harris.  Actual pay-out percentage discretionary bonus and aggregate bonus varies by ASUS officer.

The compensation committee recognizes that our financial performance is dependent upon a number of factors beyond the immediate control of management, such as weather, water quality and water supply.  As a result, the pay-out structure includes a discretionary bonus component based on a subjective assessment of the performance of each executive officer by the compensation committee after the end of the year.

Under the performance incentive plan, the compensation committee may approve the payment of a bonus to a participant in the performance plan that is less than the bonus payable based on the attainment of the performance objectives established by the compensation committee in March 2012.  The compensation committee may also approve payment of no bonus to a named executive officer even though the performance targets have been satisfied.

Under the 2012 short-term incentive program, Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang, and Mr. Scanlon were awarded aggregate cash bonuses of $400,000, $114,520, $116,758, $112,735 and $70,254, respectively, in March 2013.  Of this amount, the compensation committee awarded Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang, and Mr. Scanlon discretionary cash bonuses of $100,307, $22,006, $29,960, $23,968 and $13,500, respectively. The compensation committee awarded discretionary cash bonuses as a percentage of base salary based on a subjective assessment of the performance of each executive officer in the areas of our business over which the executive officer had responsibility and the recommendations of Mr. Sprowls for each of the executive officers, other than Mr. Sprowls.  The compensation committee awarded the remainder of the aggregate cash bonuses based on satisfaction of the objective criteria set forth in the 2012 short-term incentive program.

Equity Awards

In order to promote internal pay equity, it is the practice of the compensation committee to grant the same amount of equity awards to each senior vice president and the same amount of equity awards to each vice president.  The chief executive officer generally receives a higher equity award than the amounts granted to other officers.

The compensation committee considered the following factors in determining the amount and type of equity awards to be made to the chief executive officer, senior vice presidents and vice presidents in 2012:

▪                 the past practices of the committee in awarding stock options and restricted stock units,

▪                 the recommendation of management that the incentive value of the awards to the senior vice presidents and vice presidents remain at substantially the same level as in the previous year, and

▪                 the peer group survey prepared by Pearl Meyer which indicated that the company’s long-term incentives were below average compared to that of our peer group.

The compensation committee recommended that all equity awards granted to executive officers in February 2012 be granted in the form of restricted stock units, rather than a combination of stock options and restricted stock units:

▪                 due to the low volatility of our common shares, which reduces the incentive value of stock option awards for our executive officers compared to restricted stock unit awards, and

▪                 in order to reduce the dilution to our shareholders, since more stock options must be granted in order to achieve the same value of a grant of a restricted stock unit.

Stock option grants also increase the number of our common shares that may be issued to executives and reduce the number of common shares available for future grants under our 2008 plan.

The compensation committee increased the value of the equity awards to Mr. Sprowls in order to bring his total direct compensation closer to the market median of our peer group assuming that he would be awarded a cash bonus under the short-term incentive program at the target level, with the amount of the equity award determined on the basis of the average closing price of the company’s common stock for the thirty days ending on the date preceding the date that the compensation committee resolutions were presented for approval.  Also by increasing equity awards, more of Mr. Sprowls’ compensation is contingent upon the company’s performance.  Approximately one-half of his equity awards were subject to the satisfaction of performance conditions and all were subject to vesting conditions.

The compensation committee left the awards to the senior vice presidents and vice presidents at substantially the same level as in the previous year, with the amount of the equity awards determined on the basis of the average closing price of the company’s common stock for the thirty days ending on the date preceding the date that the compensation committee resolutions were presented for approval.   In 2013, the compensation committee awarded additional restricted stock units to Mr. Harris in March 2013 in light of the performance of ASUS in 2012.

Each equity award vests over a three-year period.  The compensation committee believes that granting equity awards with three-year vesting periods creates a substantial retention incentive and also encourages the named executive officers to focus on the company’s long-term business objectives and stock performance.

Each restricted stock unit and performance award was granted with dividend equivalent rights.  The compensation committee believes that granting stock units with dividend equivalent rights helps align the interests of the named executive officers with the interests of the shareholders of a utility holding company who, in many cases, purchase and retain the stock of the holding company based on the amount of dividends that the holding company consistently pays.  Dividends have also historically been an important component of our total shareholder return.

Upon occurrence of a change in control event, each restricted stock unit and performance award will immediately vest free of restrictions.  The compensation committee believes that the vesting of equity awards permits executives to share in the value that they created for shareholders at the same time that the shareholders recognize that value upon a change in control.

Retirement Benefits

We provide retirement benefits that we believe are comparable to the benefits provided by other members of our peer group in order to attract, retain and motivate talented and experienced executives.  Our retirement benefit programs are also intended to provide fair, equitable and reasonable compensation to our executive officers and to assist in the retention of our executive officers.

Severance Arrangements

We do not have any employment agreements with any of our executive officers.  We do, however, have change in control agreements with each of our executive officers which provide for certain benefits in the event of a change in control if the executive officer’s employment is terminated other than for cause or disability or the executive terminates employment for good reason.

The terms of our change in control agreements were negotiated with management in 1998.  The terms were amended in 2005 with the consent of each named executive officer that was a party to a change in control agreement.

The compensation committee believes that the change in control agreements provide management with benefits comparable to those provided by other members of our peer group and other public utilities in California with whom we competed for executives at the time that the change in control agreements were executed.  The compensation committee also believes that the change in control agreements provide appropriate incentives to management to remain with the company in the event of a potential change in control.

Welfare and Other Benefits and Perquisites

We provide welfare and other benefits that we believe are comparable to the benefits provided by other members of our peer group and other perquisites that we believe are reasonable to attract, retain and motivate talented and experienced executives.  Except as described under “How were certain officers compensated in 2012?” and in this section, we provide the same benefits to executive officers as we provide to other employees of the company.

Stock Ownership Guidelines

We have requested each of our executive officers to own common shares, restricted stock units and other equity equivalents, including common shares held in our 401(k) plan, equal in value to:

▪                 3.0 times his salary for Mr. Sprowls, as the chief executive officer,

▪                 1.5 times his or her salary for Ms. Kruger, Mr. Harris and Ms. Tang who are senior vice presidents, and

▪                 One times his annual salary for Mr. Scanlon, who is a vice president.

We do not consider unexercised stock options to be equity equivalents of our common shares for this purpose.  We have asked each executive officer, other than Mr. Sprowls, to satisfy these guidelines by the later of May 2013 or five years after his or her appointment to the position of senior vice president or vice president.

The board increased the stock ownership guidelines applicable to Mr. Sprowls from 2.5 times his salary to 3.0 times his salary in February 2012.  As a result of the increase in his guidelines, we have asked Mr. Sprowls to satisfy these guidelines by January 1, 2015.

We consider these guidelines to have been satisfied once the minimum ownership requirements are met regardless of subsequent changes in the market value of our common shares.  Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon currently satisfy these guidelines.

The nominating and governance committee may suspend or adjust these guidelines if the nominating and governance committee determines that the required holding of any executive officer is unduly burdensome by reason of personal circumstances affecting an executive officer or is the result of recent significant changes in the compensation of the executive officer.  We have exempted Ms. Farrow, a vice president of the company, from compliance with these stock ownership guidelines since she is prohibited by the auditor independence rules of PricewaterhouseCoopers LLP, our independent public accounting firm, from owning any of our common shares.  Ms. Farrow’s husband is an employee of PricewaterhouseCoopers, but is not involved in any manner in auditing our financial statements or otherwise providing any services to us.

We have not adopted any policy regarding the hedging of the risks of economic ownership of our common shares, but intend to do so following adoption of rules by the SEC providing guidance on the types of activities that will be prohibited.  Each of our officers and directors has represented to us that he or she has not purchased any financial instrument in 2012 designed to hedge or offset any decrease in the market value of any common shares held, directly or indirectly, by such officer of director.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management.  On the basis of this review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and in our Form 10-K for the year ended December 31, 2012 by incorporation by reference to this proxy statement.

This report is submitted by:

James L. Anderson, Chair

Diana M. Bontá, Member

Anne M. Holloway, Member

How were certain of our executive officers compensated in 2012?

We compensated each of our most highly compensated executive officers in 2012 as more particularly described below.  Unless otherwise specified, the principal position of the executive officer is with American States Water Company.  We also reimbursed each of these executive officers for expenses incurred in the performance of his or her duties as an executive officer.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non- Equity Incentive Plan Compen- sation ($)(5)	Change in Pension Value and Non- Qualified Deferred Compen- sation Earnings ($)(6)	All Other Compen- sation ($)(7)	Total ($)
Robert J. Sprowls President and Chief Executive Officer	2012 2011 2010	$577,462 548,558 474,615	$100,307 83,000 51,155	$451,240 409,726 171,665	$- - 59,803	$299,693 154,935 118,845	$462,840 385,782 223,893	$14,257 14,018 14,072	$1,905,799 1,596,019 1,114,048
Denise L. Kruger Senior Vice President, Regulated Utilities of Golden State Water Company	2012 2011 2010	351,856 339,240 330,976	22,006 41,291 19,866	103,104 98,215 69,024	- - 23,924	92,514 64,825 58,538	363,741 386,239 234,811	18,612 18,203 17,836	951,833 948,013 754,975
McClellan Harris III Senior Vice President and Assistant Secretary of American States Utility Services, Inc.	2012 2011 2010	342,161 329,844 321,778	29,960 15,840 19,314	103,104 98,215 69,024	- - 23,924	86,798 56,562 56,333	505,153 488,220 379,759	16,439 15,332 15,837	1,083,615 1,004,013 885,969
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer	2012 2011 2010	341,969 319,615 299,662	23,968 50,360 18,000	103,104 98,227 68,964	- - 23,924	88,767 60,096 50,040	410,672 382,269 252,268	17,058 17,750 15,703	985,538 928,317 728,561
Patrick R. Scanlon Vice President of Water Operations of Golden State Water Company	2012 2011 2010	269,800 259,481 253,308	13,500 10,903 11,403	81,443 77,658 57,507	- 19,937	56,754 37,188 33,601	339,864 421,124 284,178	15,765 15,068 16,224	777,126 821,422 676,158

(1)                   This column sets forth the amount paid to each named executive officer during the calendar year based on 26 pay periods.

(2)             The amounts paid to a named executive officer as a discretionary bonus for 2010, 2011 and 2012 under the short-term cash incentive plan.  In 2011, a special one-time bonus paid to Mr. Sprowls, Ms. Kruger and Ms. Tang was based on their performance in connection with the consummation of the sale of Chaparral City Water Company.

(3)             This column sets forth the aggregate grant date fair value of the awards, including the fair value of dividend equivalent rights, computed in accordance with FASB ASC Topic 718, rather than the amounts recognized on our financial statements, which is based on vesting.  We provide information regarding the assumptions used in the calculation of the value of these awards in Note 12 to our financial statements for the year ended December 31, 2012 in our Form 10-K filed with the SEC.  We did not make any other type of stock award in 2011 or 2012.  None of our named executive officers forfeited any stock awards in 2011 or 2012.  Performance stock awards granted to Mr. Sprowls in 2012 with a value of $217,145 are included in this calculation since the compensation committee determined in March 2013 that the performance conditions set forth in his award agreement had been satisfied.

(4)                 This column sets forth the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718, rather than the amounts recognized on our financial statements, which is based on vesting.  We provide information regarding the assumptions used to calculate the value of all awards of stock options made to executive officers in Note 12 to our financial statements in our Form 10-K for the year ended December 31, 2012.  We did not grant any options in 2011 or 2012.  None of our named executive officers forfeited any option awards in 2011 or 2012.

(5)                   Each named executive officer received non-equity incentive compensation as a percentage of base salary based upon satisfaction of performance criteria under the short-term cash incentive programs approved by the compensation committee.

(6)                   This column sets forth the sum of the change in the value of the pension plan and the supplemental retirement plan for each of the named executive officers.  The change in the pension value under the Golden State Water Company Pension Plan, or pension plan, for 2012, was $80,454, $136,824, $188,293, $155,793 and $241,076 for each of Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon, respectively.  The change in the pension value under the supplemental retirement plan for 2012 was $382,386, $226,917, $316,860, $254,879 and $98,788 for each of Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon, respectively.  See the Pension Benefits Table for additional information regarding the retirement age assumptions used in making these calculations.  We provide additional information regarding the assumptions used to calculate the change in pension value in Note 11 to our financial statements in our Form 10-K for the year ended December 31, 2012.  We do not have any non-qualified deferred compensation plans.

(7)             We provide information on the amount and types of benefits included under the heading, “All Other Compensation,” in the table below.

The following table provides information regarding the amount and types of benefits included under the heading “All Other Compensation” in the previous table.

ALL OTHER COMPENSATION

Name	Year	Employer 401(k) Matching Contribution ($)	Insurance ($)(1)	Personal Use of Company Car ($)(2)	Other Compen- sation ($)(3)	Total All Other Compen- sation ($)
Robert J. Sprowls	2012 2011 2010	$11,250 11,025 11,025	$299 299 314	$2,418 2,521 2,553	$290 173 180	$14,257 14,018 14,072

Denise L. Kruger	2012 2011 2010	11,250 11,025 11,025	299 299 314	6,026 6,706 6,317	1,037 173 180	18,612 18,203 17,836

McClellan Harris III	2012 2011 2010	11,250 11,025 11,025	299 299 314	4,376 3,835 3,392	514 173 1,106	16,439 15,332 15,837

Eva G. Tang	2012 2011 2010	11,250 11,025 11,025	299 299 314	5,337 5,722 4,184	172 704 180	17,058 17,750 15,703

Patrick R. Scanlon	2012 2011 2010	11,250 11,025 11,025	299 299 314	4,044 3,571 4,705	172 173 180	15,765 15,068 16,244

(1)                   We provide group term life insurance to each of our employees and their families.  In the event of the death of an employee or a family member, his or her beneficiary is entitled to receive up to $50,000 under the group life insurance policy.  We also provide each employee with $50,000 of accidental death and dismemberment insurance, which pays additional benefits if an employee suffers a covered accidental loss resulting in death, dismemberment or paralysis.  The cost of $193 was equally allocated to each of our employees, including the executive officers.  In addition, we provide our board members and executive officers a blanket accident insurance policy.  The policy is intended to provide coverage for traveling on company business or on assignment for the benefit of our company.  We allocated one–third of the premium of $7,027 (three year premium) for coverage under the blanket accident insurance policy equally to our board members and executive officers.  The cost was $106 per person in 2012, 2011 and 2010.

(2)             The value is based on an estimate of the aggregate incremental costs incurred by us for the personal use of company-provided automobiles by each of our named executive officers.

(3)                  We paid a holiday bonus in 2012 of $172 to each of our employees, including our named executive officers.  In addition, we paid Ms. Kruger $865 on her 20th anniversary with us pursuant to our anniversary grant program for all employees.  We also reimbursed Mr. Sprowls $118 and Mr. Harris $342 for the related cost of travel and meals of their spouses when attending regular board and committee meetings.

Equity Compensation

An executive officer has the right to exercise all vested stock options until the end of a period of ten years following the date of grant, provided he or she remains employed by us.  An executive also has the right to exercise his or her options for three months following the date of termination of employment, unless the executive is terminated for cause.  If the executive’s employment is terminated as a result of: (i) death, (ii) total disability or (iii) retirement when the executive is at least 55 and the sum of the executive’s age and years of employment is equal to or greater than 75 (referred to herein as the Rule of 75), the options will be exercisable by the executive (or, in the case of death, his or her personal representative or beneficiary) during the term of the options on the vesting schedule set forth in the option agreement.  All other options, which we have granted, vest over a period of three years during employment with us.  We are not permitted to reprice or regrant any options granted under our 2008 plan.

We also granted restricted stock units to each of our executive officers in 2012, which vest over a three-year period.  Generally, each executive officer is entitled to receive common shares in an amount equal to the number of his or her restricted stock units vested on each installment vesting date set forth in the award agreement.  If the executive is at least 55 and the sum of the executive’s age and years of employment is equal to or greater than 75, the restricted stock units will vest on the date on which these conditions are satisfied, but will otherwise be payable in accordance with the vesting schedule.  However, if the executive’s employment terminates as a result of death or disability, all of his or her restricted stock units vest on his or her termination date, and the common shares will be delivered to the executive or his or her personal representative or beneficiary within 60 days following termination of employment.  If an executive’s restricted stock units vest as a result of a change in control or as a result of satisfying the age and service conditions of the stock award agreement, the executive’s common shares will be delivered in accordance with the installment vesting schedule in the stock award agreement or, if earlier, within 60 days following termination of employment, subject to any required delay for specified employees under Section 409A of the Internal Revenue Code.

Each of the restricted stock units awarded to the named executive officers in 2012 are payable at the rate of 33% one year after the grant date, 33% two years after the date of the grant and 34% three years after the date of the grant.  All of the restricted stock unit awards made to Mr. Harris and Mr. Scanlon vested in 2012 pursuant to the Rule of 75.  Mr. Harris and Mr. Scanlon may not, however, receive any common shares in exchange for restricted stock units prior to the date that the restricted stock unit vested absent satisfaction of the requirements of the Rule of 75.

We also awarded each of our executive officers restricted stock units in 2012 in an amount equal to the quarterly cash dividends payable on our common shares times the number of restricted stock units granted, but not yet payable, to the executive officer divided by the closing price of our common shares on the dividend payment date as provided in the 2008 plan.

The value of the restricted stock units is included in the “Stock Awards” column in the Summary Compensation Table.  These restricted stock units vest and are payable on the same basis as the underlying restricted stock units on which these restricted stock units were earned.

We also awarded our president and chief executive officer performance awards in 2012 in the form of restricted stock units that vest at the rate of 33% on March 15, 2013, 33% on February 14, 2014 and 34% on February 14, 2015, provided that the performance conditions set forth in the performance award agreement were satisfied.  Each performance award was granted with dividend equivalent rights that entitle Mr. Sprowls to receive additional restricted stock units in an amount equal to the quarterly cash dividends payable on our common shares times the number of restricted stock units granted, but not yet payable, to him divided by the closing price of our common shares on the dividend payment date as provided in the 2008 plan, provided that the performance conditions set forth in the performance award agreement were satisfied and the vesting conditions are satisfied.  The compensation committee determined on March 13, 2013 that the performance conditions set forth in the award agreement had been satisfied.

Other Compensation

We have a 401(k) plan under which employees may invest a percentage of their pay, up to a maximum amount prescribed by law.  We provide matching contributions for each of our employees who participate in the plan of 100% up to the first 3% of eligible compensation deferred and 50% of the next 3% of eligible compensation deferred.  Each of our executive officers is entitled to participate in this plan on the same basis as other employees, subject to the limits imposed by the Internal Revenue Code.

We provide all active full-time employees with medical, dental and vision benefits and life insurance coverage.  All employees are required to pay 15% of the company’s premiums for medical, dental and vision benefits, except for certain employees at subsidiaries of ASUS.  We pay all premiums for life insurance coverage in the amount of $50,000 for all employees and their families, plus additional benefits if any employee suffers a covered accidental loss resulting in death, dismemberment or paralysis.  We also have employee assistance, an anniversary award for reaching certain years of service and holiday bonus programs.  Each of our executive officers is entitled to these benefits on the same basis as other employees.

All active full-time employees at GSWC, ASUS’ corporate headquarters, and all active managers at subsidiaries of ASUS receive time off with pay for vacation, holiday and sick leave in accordance with company policy.  Executives, other than Mr. Sprowls, receive vacation accrual on the basis of the number of their continuous months of service, with 1 to 60 months of service earning 20 days per year of vacation; 61 to 120 months of continuous service earning 25 days of vacation per year and 121 or more months of continuous service earning 26 days of vacation per year.  Executives receive sick leave benefits on the same basis as all other employees.  Mr. Sprowls is entitled to 26 days of vacation per year, rather than the 25 days that he would be entitled to based on his number of years of service with the company.  Accrued vacation days that are not used in any year are carried over to the next year, provided that, effective January 1, 2012, the number of accrued and unused vacation days for each employee is subject to a cap equal to the total number of vacation days that such employee can accrue over a two-year period.  When an employee reaches the cap, vacation accruals for the employee will cease until vacation days are used.  When an employee’s accrual rate increases as a result of increased service with the company, such employee’s cap will increase accordingly.  All employees are entitled to a cash payment, based on their then current salary, for any accrued, but unused vacation days upon termination of employment.

Each of our executive officers is entitled to the benefits of a travel insurance policy provided by the company and the use of a company-owned car.  We also reimburse each executive officer up to $150 per month for a single membership at a health club.  None of the named executive officer was reimbursed for health club expenses in 2012.

Under the company’s relocation policy, the company will reimburse executive officers for covered relocation expenses, subject to specified limits.  Under the terms of this policy, an officer is required to reimburse us for any expenses paid by us if the officer resigns or is terminated for misconduct and/or poor performance within 24 months after having commenced work at a new assigned work location.  The compensation committee believes that it is appropriate for us to claw back any relocation expenses paid to an officer under these circumstances.  No relocation expenses were paid to any named executive officer during the past three years.

Under the terms of a senior executive health examination program, the chief executive officer and each of our senior vice presidents is entitled to be reimbursed up to $2,500 for the costs of participating in a biannual health examination.  The company requires each of these executive officers to obtain an executive physical examination at least once every two years.  None of the named executive officers received reimbursement for these expenses in 2012.

Total Compensation

The proportion of salary, bonus and non-equity incentive plan compensation to total compensation set forth in the Summary Compensation Table for 2012 for Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon was 51.3%, 49.0%, 42.4%, 46.1% and 43.8% of total compensation, respectively.  The compensation committee has not adopted any policy regarding the allocation of total compensation among the various components of total compensation.

What plan-based awards did we make to these executive officers in 2012?

We granted restricted stock units to each of our named executive officers in 2012 as more particularly described below.  Each of the named executive officers also received a cash award under our performance incentive plan based upon the satisfaction of certain performance criteria.  The amount of this award is reflected in the Summary Compensation Table under the Non-Equity Incentive Compensation column.  We also granted performance awards in the form of restricted stock units to Mr. Sprowls in 2012.

GRANTS OF PLAN-BASED AWARDS IN 2012

Name	Grant Date(1)	Award Date(2)	All Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(3)
Robert J. Sprowls	2/15/12 5/29/12 3/1/12 6/1/12 9/1/12 12/1/12	2/15/12 5/29/12 2/14/12 5/14/12 8/13/12 11/12/12	5,888.0 5,818.0(4) 75.1 120.2 176.4 170.3	$215,677 212,997 2,730 4,400 7,687 7,749
Denise L. Kruger	2/15/12 3/1/12 6/1/12 9/1/12 12/1/12	2/15/12 2/14/12 5/14/12 8/13/12 11/12/12	2,651.0 20.1 40.4 43.3 41.8	97,106 730 1,477 1,888 1,903
McClellan Harris III	2/15/12 3/1/12 6/1/12 9/1/12 12/1/12	2/15/12 2/14/12 5/14/12 8/13/12 11/12/12	2,651.0 20.1 40.4 43.3 41.8	97,106 730 1,477 1,888 1,903
Eva G. Tang	2/15/12 3/1/12 6/1/12 9/1/12 12/1/12	2/15/12 2/14/12 5/14/12 8/13/12 11/12/12	2,651.0 20.1 40.4 43.3 41.8	97,106 730 1,477 1,888 1,903
Patrick R. Scanlon	2/15/12 3/1/12 6/1/12 9/1/12 12/1/12	2/15/12 2/14/12 5/14/12 8/13/12 11/12/12	2,093.0 16.1 32.1 34.5 33.3	76,667 585 1,175 1,502 1,514

(1)             Pursuant to the terms of the 2008 plan, the effective date of the grant of restricted stock units pursuant to dividend equivalent rights on restricted stock units is the dividend payment date for our common shares set by the board of directors.

(2)                   Pursuant to the terms of the 2008 plan, the award date of restricted stock units pursuant to dividend equivalent rights on restricted stock units is the dividend payment date for our common shares set by the board of directors.

(3)             We provide information regarding the assumptions used to calculate the value of all awards made to executive officers pursuant to the 2008 plan in Note 12 to our financial statements in our Form 10-K for the year ended December 31, 2012.  The values included in this table are for the full grant date fair value of the awards made in 2012 without regard to the three year vesting conditions described above.  We did not grant any options in 2012.

(4)                   These awards were subject to the satisfaction of performance conditions, which the compensation committee has determined have been satisfied.

The proportion of equity compensation to total compensation set forth in the Summary Compensation Table for Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon in 2012 was 23.7%, 10.8%, 9.5%, 10.5% and 10.5%, respectively.  The compensation committee has not adopted any policy regarding the percentage of total compensation to be allocated to equity compensation.

What equity awards granted to these executive officers were outstanding at the end of the year?

Each named executive officer had the stock option and restricted stock unit awards outstanding at December 31, 2012 described in the table below.  Certain of the equity awards made to Mr. Harris have vested, but are not yet payable.  Information regarding the installment payment dates for these awards is provided in the footnotes following this table.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2012

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)(1)
Robert J. Sprowls	4,823 7,171 6,652 15,200 5,622	2,897(2)	$33.73 $38.62 $34.11 $34.57 $33.36	1/29/2016 1/1/2017 1/27/2018 1/29/2019 1/31/2020	21,999(3)	$1,055,512
Denise L. Kruger		1,158(2)	$33.36	1/31/2020	5,402(4)	$259,188
McClellan Harris III		1,158(2)	$33.36	1/31/2020	(5)	(5)
Eva G. Tang	4,302 3,800 2,250	1,158(2)	$38.62 $34.57 $33.36	1/1/2017 1/29/2019 1/31/2020	5,402(4)	$259,188
Patrick R. Scanlon		966(2)	$33.36	1/31/2020	(5)	(5)

(1)             We determine the market value of restricted stock units that have not vested by multiplying the number of unvested restricted stock units outstanding on December 31, 2012 by the closing price of our common shares on December 31, 2012 as reported on The Wall Street Journal website (www.online.wsj.com).  The closing price of our common shares on December 31, 2012, as so reported, was $47.98.

(2)             These options vested on January 31, 2013.

(3)             Of this amount, 4,052 restricted stock units vested on January 30, 2013, 1,833 restricted stock units vested on January 31, 2013, 1,989 restricted stock units vested on February 14, 2013, 1,951 restricted stock units vested on March 15, 2013, 4,175 restricted stock units will vest on January 30, 2014, 3,940 restricted stock units will vest on February 14, 2014 and the remainder will vest on February 14, 2015.  Of this amount, 5,818 restricted stock units were subject to satisfaction of performance conditions on the date of grant, which have been satisfied.

(4)             Of this amount, 962 restricted stock units vested on January 30, 2013, 733 restricted stock units vested on January 31, 2013, 895 restricted stock units vested on February 14, 2013, 993 restricted stock units will vest on January 30, 2014, 896 restricted stock units will vest on February 14, 2014 and the remainder will vest on February 14, 2015.

(5)                   All of the option and restricted stock unit awards made to Mr. Harris and Mr. Scanlon have vested pursuant to the Rule of 75.

None of our named executive officers has any outstanding equity incentive awards subject to performance conditions that have not been satisfied.

Did any of these executive officers exercise options or have restricted stock or restricted stock units vest in 2012?

All of our named executive officer exercised stock options in 2012.  All of our named executive officers had outstanding awards of restricted stock units vest in 2012.  No restricted stock or performance awards vested in 2012.

OPTION EXERCISES AND STOCK VESTED IN 2012

Name	Option Exercises		Stock Awards
	No. of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	No. of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)
Robert J. Sprowls	10,195	$197,511	6,694		$238,649
Denise L. Kruger	24,237	200,423	2,144		76,596
McClellan Harris III	9,087	62,999	7,546	(2)	76,596	(2)
Eva G. Tang	29,341	362,212	2,144		76,596
Patrick R. Scanlon	37,733	385,792	6,055	(3)	62,829	(3)

(1)             We determined the value realized on vesting of restricted stock units based on the closing market price of our common shares on the date of vesting as reported on The Wall Street Journal website (www.online.wsj.com).

(2)             Out of 7,546 shares fully vested in 2012, Mr. Harris acquired 2,144 common shares in January and February of 2012 (all of which had vested in 2008), upon the pay-out of restricted stock units with a market value of $76,596 on the date of acquisition.  Mr. Harris is entitled to acquire the remaining 5,402 common shares, which are not yet payable, as a result of the immediate vesting of these common shares under the Rule of 75.  Mr. Harris acquired 962 of these common shares on January 31, 2013 with a market value of $48,850 on the date of acquisition, 733 of these common shares on February 1, 2013 with a market value of $37,077 on the date of acquisition, and 895 of these common shares on March 4, 2013 with a market value of $48,070 as a result of the previous vesting of 2,590 restricted stock units.  Mr. Harris has the right to acquire 993 common shares within 30 days from January 30, 2014, 896 common shares within 30 days from February 14, 2015 and 923 common shares within 30 days from February 14, 2015 as a result of the previous vesting of 2,812 restricted stock units, the value of which has not yet been realized.

(3)             Out of 6,055 shares, 4,297 were fully vested in October 2012 as result of meeting the rule of 75.  Mr. Scanlon acquired 1,758 common shares in January and February of 2012, upon the pay-out of restricted stock units with a market value of $62,829 on the date of acquisition.  Mr. Scanlon is entitled to acquire the remaining 4,297 common shares, which are not yet payable, as a result of the immediate vesting of these common shares under the Rule of 75.  Mr. Scanlon acquired 760 of these common shares on January 31, 2013 with a market value of $38,593 on the date of acquisition, 611 of these common shares on February 1, 2013 with a market value of $30,903 on the date of acquisition, and 707 of these common shares on March 4, 2013 with a market value of $37,973 as a result of the previous vesting of 2,078 restricted stock units.  Mr. Scanlon has the right to acquire 783 common shares within 30 days from January 30, 2014, 707 common shares within 30 days from February 14, 2015 and 729 common shares within 30 days from February 14, 2015 as a result of the previous vesting of 2,219 restricted stock units, the value of which has not yet been realized.

What pension benefits are payable to these executive officers?

We provide information in the table below reflecting the present value of the accumulated retirement benefits provided to each of our named executive officers as of December 31, 2012.

PENSION BENEFITS(1)

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(3)
Robert J. Sprowls(2)	Pension Plan Supplemental Retirement Plan	8 8	$ 362,698 1,031,156
Denise L. Kruger	Pension Plan Supplemental Retirement Plan	20 20	764,791 757,612
McClellan Harris III(2)	Pension Plan Supplemental Retirement Plan	22 22	1,382,237 1,192,892
Eva G. Tang(2)	Pension Plan Supplemental Retirement Plan	16 16	877,158 717,075
Patrick R. Scanlon(2)	Pension Plan Supplemental Retirement Plan	34 34	1,612,194 343,704

(1)             The present value of the accumulated benefit for each of our named executive officers is based on the age when he or she would be eligible to retire with full benefits, which is at 62, except for Mr. Sprowls.  The present value of the accumulated benefit is based on the age of 63 and 10 months for Mr. Sprowls.  If we had assumed that each of them would retire at age 65, the normal retirement age under each of these plans, the present value of the accumulated benefit under the pension plan would instead be $334,672, $629,467, $1,126,918, $720,867 and $1,316,431 for Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon, respectively, and the present value of the accumulated benefit under the supplemental retirement plan would be $953,860, $626,495, $977,625, $592,132 and $282,072 for Mr. Sprowls, Ms. Kruger, Mr. Harris, Ms. Tang and Mr. Scanlon, respectively.

(2)             Mr. Sprowls, Mr. Harris, Ms. Tang, and Mr. Scanlon were eligible to retire with a 48.3%, 2.1%, 38.3% and 34.2% reduction in benefits, respectively, at December 31, 2012.  If we had assumed that Mr. Sprowls, Mr. Harris, Ms. Tang, and Mr. Scanlon retired at December 31, 2012, the present value of his or her accumulated benefit for the pension plan would be $319,945, $1,391,094, $719,798, and $1,619,131 respectively, and the present value of his or her accumulated benefit for the supplemental retirement plan would be $903,632, $1,200,120, $586,903, and $343,766 respectively.

(3)             We used the same assumptions to calculate the change in pension value in Note 11 to our financial statements in our Form 10-K for the year ended December 31, 2012, except that retirement age is assumed to be the earliest date on which an executive officer may retire under the plan without any benefit reduction due to age.  We ignored for the purpose of this calculation what actuaries refer to as pre-retirement decrements.

Each of our named executive officers is a participant in the pension plan.  This plan is a defined benefit pension plan available to all eligible employees hired prior to January 1, 2011 who are 21 years or older and have completed 1,000 hours of service in the first year of employment or in any subsequent plan year.  The normal retirement benefit is 2% of an employee’s five highest consecutive years’ average earnings multiplied by the number of years of credited service, up to a maximum of 40 years, reduced by a percentage of primary social security benefits.  Normal retirement age is 65.  An employee must have five years of service in order to receive benefits under this plan.  For purposes of this plan, compensation includes an executive’s salary and all other reportable compensation received by the executive, except bonuses, the imputed value of the personal use of company-owned vehicles, unused vacation pay, severance pay and long-term incentive program payments, up to the maximum amount permitted under the Internal Revenue Code (which was $255,000 at January 1, 2013).  Any employee hired after December 31, 2010 is eligible for participation in a defined contribution plan.

We also provide each of our named executive officers additional pension benefits under the supplemental retirement plan.  Each executive has the right to receive a benefit under the terms of this plan equal to the sum of 2% of compensation for each year of service before 2006 plus 3% of compensation for each year of service after 2005, up to a combined maximum of 60% of compensation, less a percentage of primary social security benefits and amounts payable to the executive under the pension plan.  For purposes of this plan, compensation includes all compensation included under the pension plan, cash incentive compensation and dividend equivalent rights on options granted prior to 2006.  For participants who were employed by the company on January 1, 2006, the benefit is the greater of the benefit under the formula described in the previous sentence or the benefit under the previous formula.  Under the previous formula, each executive was entitled to receive a benefit equal to the sum of 2% of compensation for each year of service, up to a maximum of 40 years, less a percentage of primary social security benefits and amounts payable to the executive under the pension plan.

Under the terms of each of the plans, an employee who is eligible may retire and receive benefits at age 55, with a 50% reduction in his or her benefits for early commencement.  An employee who retires after age 55 but before age 62 will also receive benefits reduced for early commencement.  The amount of the reduction will depend upon such employee’s age at the date payment of his or her benefits begins and whether the sum of his or her age and completed years of service, as of the date of his or her termination, is equal to or greater than 80.  An employee who retires at or after age 62 but before age 65 will also receive benefits reduced for early commencement based on his or her age at retirement unless the sum of his or her age and completed years of service, as of the date of his or her termination, is equal to or greater than 80, in which case the employee will be entitled to full, unreduced benefits.  Mr. Sprowls, Mr. Harris, Ms. Tang, and Mr. Scanlon are currently eligible to retire with a benefit reduction of 48.3%, 2.1%, 38.3%, and 34.2%, respectively.  Under the terms of the supplemental retirement plan, an employee who is vested will begin receiving benefits within 60 days following the later of separation from service, age 55 or an age over 55 elected by the employee in 2009, subject to any delay required under Section 409A of the Internal Revenue Code.

We did not make any payments to any named executive officer under either of our pension plans during the last year.

We also provide a Medicare supplement insurance policy for each employee who we hired prior to February 1, 1995 and his or her spouse at or after age 65.  Each of our named executive officers has a right to this benefit after reaching age 65, other than Mr. Sprowls and Ms. Tang, who we hired after February 1, 1995.

Are any of these executive officers participants in a non-qualified deferred compensation plan?

None of our named executive officers are participants in a defined contribution or non-qualified deferred compensation plan, other than our 401(k) Investment Incentive Program, which is a tax-qualified defined contribution plan available to our employees generally, and the supplemental retirement plan described above.

What are the terms of severance arrangements with executive officers?

Each of our named executive officers is entitled to receive benefits under the terms of our pension plan described under “What pension benefits are payable to these executive officers?” and a cash payment for any accrued, but unpaid vacation as described under “How were certain of our executive officers compensated in 2012? — All Other Compensation” following termination of employment.

We do not have any other severance arrangements with our named executive officers, other than the change in control agreements described below.

What are the terms of change in control agreements with executive officers?

Each of our executive officers is a party to a change in control agreement which provides for certain benefits in the event of a change in control of the company if the executive officer’s employment is terminated other than for cause or disability or the executive terminates employment for good reason.  A change in control under these agreements will generally include:

▪                 any sale or other change in ownership of substantially all of our assets, unless our business is continued by another entity in which the holders of our voting securities immediately before the event own more than 55% of the continuing entity’s voting securities,

▪                 any reorganization or merger, unless the holders of our voting securities immediately before the event own more than 55% of the continuing entity’s securities and at least a majority of the members of the board of directors of the surviving entity were members of our board of directors at the time of execution of the agreement or approval by our board of directors,

▪                 an acquisition by any person, entity or group acting in concert of more than 55% of our voting securities, unless the holders of our voting securities immediately before the event own more than 55% of the acquirer’s voting securities immediately after the acquisition,

▪                 a tender offer or exchange offer by any person, entity or group which results in such person, entity or group owning more than 25% of our voting securities, unless the tender offer is approved by a majority of the members of our board of directors who were in office at the beginning of the 12-month period preceding the commencement of the tender offer, or

▪                 a change of one-half or more of the members of our board of directors within a 12-month period, unless at least two-thirds of the directors then still in office at the beginning of the 12-month period approved the election or nomination for election of the new directors.

The company must require any successor to the company to assume all change in control agreements.

Each executive may terminate his or her employment for good reason if following the change in control:

▪                 the executive is assigned duties inconsistent in any respect with the executive’s position or the executive is not re-appointed to the same position,

▪                 the executive’s salary or benefits are reduced (including the elimination of any cash incentive or other cash bonus plan, without providing adequate substitutes), or

▪                 the executive is located at an office that increases the distance from the executive’s home by more than 35 miles.

In addition, all unvested options and restricted stock units (including performance awards granted to Mr. Sprowls in the form of restricted stock units if the performance conditions have been satisfied) will vest on the earlier of the change in control date or the date on which the executive’s employment is terminated.  For each of the executive officers, a change in control will occur under the same circumstances described in his or her change in control agreement.

Under the terms of the change in control agreements, each named executive officer is entitled to an amount equal to 2.99 times the sum of the executive’s annual base salary at the highest rate in effect in any year of the three calendar years preceding the change in control plus the average of the payments made to the executive pursuant to a cash-pay performance incentive plan during the five calendar years immediately preceding the date of termination of employment.  Each of these executives is also entitled to coverage under our health and welfare benefit plans for a period of two years after termination of employment (three years for Mr. Sprowls and Ms. Tang).  Each executive will also receive a gross-up payment if the executive officer is required to pay an excise tax under Section 4999 of the Internal Revenue Code.

If we are unable to deduct any payments we make under a change in control agreement, due to the limitations imposed by Section 162(m) of the Internal Revenue Code, we will defer such payments to the extent necessary to enable us to deduct the payments.  Each executive will be entitled to interest on any deferred payments at the applicable federal tax rate under the Internal Revenue Code (which changes monthly).  Under Section 162(m) of the Internal Revenue Code, we generally may not deduct for federal income tax purposes annual compensation in excess of $1,000,000 paid to any named executive officer in any year in which the named executive officer is an executive officer, unless it qualifies as “performance-based.”

In addition, if we are required to make any payment under a change in control agreement which would be subject to Section 409A of the Internal Revenue Code, we will defer such payments until six months following the date of termination of the executive’s employment.

What do we estimate we will pay each of our named executive officers in the event his or her employment is terminated as a result of a change in control?

Assuming that the employment of each of our named executives was terminated on December 31, 2012, a change in control occurred on that date under the change in control agreements and the 2000 and 2008 plans and based on the assumptions set forth in the footnotes below, we estimate that we would have made the following payments to our named executive officers:

CHANGE IN CONTROL BENEFITS(1)

Payments and Benefits	Robert J. Sprowls	Denise L. Kruger	McClellan Harris III	Eva G. Tang	Patrick R. Scanlon
Payments
Base Salary Benefit	$1,728,220	$1,052,779	$1,023,776	$1,023,776	$807,300
Bonus Benefit	400,050	190,453	149,889	175,280	103,917
Pension Plan and Supplemental Retirement Plan Benefits(2)	332,433	108,469	286,889	212,531	126,440
Benefits
Welfare and Fringe Benefits(3)	63,122	42,081	31,781	63,122	28,244
Purchase of Automobile Benefit(4)	2,825	3,875	2,600	5,350	4,750
Stock Options Benefit(5)	42,346	5,756	5,756	16,940	4,802
Restricted Stock Units Benefit(6)	1,055,512	259,188	259,188	259,188	206,170
Tax Gross Up Payment(7)	1,175,845	-	-	650,306	450,592
Total	$4,800,353	$1,662,601	$1,759,879	$2,406,493	$1,732,215

(1)             We have assumed, for purposes of preparing this table, that we make all change in control payments to each named executive officer in July 2013.  We have excluded for the purpose of this calculation, amounts paid to each named executive officer for accrued, but unpaid base salary and vacation pay payable within ten days after termination of employment.

(2)            In calculating the single sum actuarial equivalent, we used an interest rate equal to 6% and the mortality table named and described in detail in Section A.1 of the pension plan, after reduction, if any, of the benefit using the “Regular Factors” under Section A.4 of the pension plan, and each executive officer’s age at December 31, 2012, less a percentage of primary social security benefits.

(3)                   Welfare benefits include (i) 85% of dental, medical and vision insurance premiums paid by the company for each named executive officer, under the insurance plans currently offered by the company, (ii) each named executive officer’s pro rata share of the group term life insurance and accidental death and dismemberment premiums, (iii) reimbursement of health club dues for each named executive officer, up to a maximum of $1,800 a year, and (iv) reimbursement of health examination for each named executive officer, except Mr. Scanlon, up to a maximum of $2,500 biannually.  Welfare benefit amounts were calculated based on these benefits for a period of three years after termination of employment for Mr. Sprowls and Ms. Tang and two years after termination of employment for each of the other named executive officers.  We assumed, for the purposes of this table, that each executive officer would be reimbursed up to the maximum amount for health club benefits.

(4)                  We have estimated the value of this benefit as the difference between (i) the wholesale value of the company car which the named executive officer has the right to purchase at the wholesale value, and (ii) the retail value of the car as shown in a national auto research publication.

(5)             We measured the fair value of options which were not vested at December 31, 2012 using the difference between the exercise prices of the option grants and the price of our common shares on the date of each executive’s termination of employment, which we assumed was December 31, 2012.  The closing price of our common shares as reported on The Wall Street Journal website (www.wsjonline.wsj.com) on December 31, 2012 was $47.98.

(6)             We measured the fair value of restricted stock units which were not converted to shares at December 31, 2012 assuming the price of our common shares on the date of each executive’s termination of employment was $47.98.

(7)             We used 0.29% as the interest rate for determining the present value of the accelerated vesting of stock options and restricted stock units.  As prescribed by the applicable regulations under Section 280G, this rate is equal to 120% of the applicable federal tax rate (compounded semiannually) for short-term periods for December 31, 2012 as set forth in Revenue Ruling 2012-31.  If we make change in control payments to any executive officer that is in excess of three times his or her average taxable income from the company, then a 20% excise tax will be imposed under Section 4999 of the Internal Revenue Code on a portion of those payments, i.e., the excess parachute payments.  In that event, we will make a tax gross up payment to the executive officer such that the executive officer will receive an amount (after payment of income and excise taxes) equal to the amount as if the executive officer did not have to pay the 20% excise tax on the excess parachute payments.  We assumed that the executive officers would have a marginal combined federal and state income tax rate of 45.6137% for payments over $1 million and 44.9247% for payments under $1 million.

PROPOSAL 3:  ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

This proposal to approve the compensation of our named executive officers, commonly referred to as a “say-on-pay” proposal, is provided pursuant to section 14A of the Securities Exchange Act of 1934 and gives our shareholders the opportunity to express their views on the compensation of our named executive officers as described in this proxy statement.  This vote is not binding and not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.  Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the 2013 annual meeting:

RESOLVED, that the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, compensation tables and related material disclosed in this proxy statement is hereby APPROVED.

In the compensation discussion and analysis section of this proxy statement we describe the philosophy and objectives of our executive compensation programs, explain the compensation decision-making process, summarize the individual components of total compensation for our named executive officers in 2012 and provide you with our assessment of our compensation program in 2012.  We provide more detailed information regarding the compensation paid to our named executive officers during the past three years in the tables following the compensation discussion and analysis section and in the narrative discussion after each of these tables.

Based on information provided by Pearl Meyer & Partners to the compensation committee in January 2013, the target direct compensation of Mr. Sprowls, Ms. Tang and Mr. Scanlon was below the market median and the target direct compensation of Ms. Kruger and Mr. Harris was 5% and 2% above the market median, respectively.  The market median was determined by Pearl Meyer & Partners based on proxy statement and other information obtained by Pearl Meyer & Partners for the company’s peer group, as adjusted by data obtained by Pearl Meyer & Partners from four industry surveys.  The company had the highest total shareholder return compared to members of its peer group (other than Central Vermont Public Service Corporation) for the year ended 2012 and ranked seventh and fifth among the members of its peer group for the three and five year periods ended December 31, 2012, respectively.  Central Vermont Public Service Corporation ceased to be a public company upon its acquisition by a wholly owned subsidiary of Gaz Metro Inc. on June 27, 2012.

The following table shows a pay for performance analysis of our chief executive officer using realizable pay compared to members of our peer group.  Total shareholder return (including reinvested dividends) is measured over the period January 1, 2009 to December 31, 2012, other than for Central Vermont Public Service Corporation which is measured over the period January 1, 2009 to June 27, 2012.  Pay is based on the period 2009 through 2011 since many of our peers have not yet filed a proxy statement this year with 2012 pay information.  However, all equity awards granted in 2009, 2010 and 2011 are valued as of December 31, 2012.  As a second comparison, we also reviewed the company’s chief executive officer’s pay for performance using realizable pay from January 1, 2010 to December 31, 2012 compared to total shareholder return performance over the same period.  The company’s total shareholder return (including reinvestment of dividends) rank for the 2009-2012 pay period was 67% as compared against a realizable pay rank of its chief executive officer of 50%.  The company’s total shareholder return (including reinvestment of dividends) rank for the 2010-2012 period was 71% as compared against a relative realizable pay rank of its chief executive officer of 58%.  Realizable pay was developed using the following methodology:

▪                 Cumulative base salary over the period

▪                 Actual cumulative cash bonuses over the period

▪                 Cumulative value at December 31, 2012 of restricted stock units granted over the period

▪                 Cumulative in-the-money value at December 31, 2012 of stock option awards granted during the period

▪                 Share of cash pay-outs made during the period on performance awards

TOTAL SHAREHOLDER RETURN PERFORMANCE VS. CEO REALIZABLE PAY

Left ring represents a pay period for the company from 2009-2011 and total shareholder return from 1/1/2009 to 12/31/2012.

Right ring represents a pay period for the company from 2010-2012 and total shareholder return from 1/1/2010 to 12/31/2012.

Approximately 92.58% of the votes cast on our “say-for-pay” proposal in 2012 were cast in favor of the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and related material disclosed in our 2012 proxy statement.  Since that date, we have made a number of enhancements to our compensation program, which are described in “Changes in our Compensation Program” in the compensation discussion and analysis section of this proxy statement.

This “say-on-pay” vote is advisory, and therefore not binding on us, the compensation committee or the board.  However, the board and the compensation committee intend to review the voting results and will seek to determine the causes of a negative vote, if significant.  Shareholders who wish to communicate with the board of directors or management regarding our executive compensation program or other matters may do so in the manner described under “Governance of the Company- What is the process for shareholders and other interested persons to send communications to our board?”  We also intend to include an advisory “say-on-pay” vote in our proxy statement annually, until we hold another advisory vote on the frequency of our “say-on-pay” votes, since this is the preference expressed by a majority of the votes cast on our “say-on-pay” frequency vote at our 2011 annual meeting.

Under California law, this proposal will be considered to have been approved by our shareholders if we receive an affirmative vote of a majority of our common shares represented in person or by proxy and voting, provided that shares voting affirmatively also constitute at least a majority of the required quorum.  Abstentions will not count as a vote cast either for or against this proposal.  Brokers are not authorized to vote on this proposal unless you instruct otherwise.

If no voting specification is made on a properly returned or voted proxy card, the named proxies will vote “FOR” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS PROPOSAL.

PROPOSAL 4:  RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit and finance committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ended December 31, 2012, subject to reconsideration if our shareholders do not ratify this appointment.  We expect representatives of PricewaterhouseCoopers LLP to attend the 2012 annual meeting.  They will have an opportunity to make a statement at the 2012 annual meeting, if they desire to do so.  They will also be available to respond to appropriate questions from you if you attend the 2012 annual meeting.

What are the audit and finance committee’s pre-approval policies and procedures?

The audit and finance committee has adopted a policy statement regarding the approval of audit, audit-related, tax and other services provided by our registered public accounting firm.  This policy statement specifies guidelines and procedures we will use to assist us in maintaining the independence of our registered public accounting firm and complying with Sections 201 and 202 of the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated by the SEC.  The audit and finance committee administers this policy statement.  The policy statement established the four categories of permitted services described below, the reporting procedure for each category of permitted services, prohibited services and the pre-approval process we use for each category of permitted service.

The audit and finance committee has reviewed the advisability and acceptability of utilizing our external auditor, PricewaterhouseCoopers LLP, for non-audit services.  In reviewing this matter, the committee focused on the ability of our external auditor to maintain its independence.  Based on input from management and the committee’s review of procedures established by PricewaterhouseCoopers LLP, the committee finds that it is both advisable and acceptable to employ our external auditor for certain limited non-audit services from time-to-time.

Principal Accounting Fees and Services

We have estimated the aggregate fees billed or fees we expect to be billed to us by PricewaterhouseCoopers LLP for the years ended December 31, 2012 and 2011 as follows:

Type of Fee	2012	2011
Audit Fees	$1,155,018	$1,324,446
Audit-Related Fees	-	-
Tax Fees	282,777	272,996
All Other Fees	-	105,192
Total	$1,437,795	$1,702,634

Audit Fees

Audit fees represent the aggregate fees billed, or fees we expect to be billed, for professional services rendered in connection with the audit of our annual financial statements (including the audit of internal control over financial reporting), a review of our financial statements included in our Form 10-Qs filed with the SEC, audits of the company’s subsidiaries, services in connection with the issuance of securities including amounts paid for a comfort letter associated with a debt offering in 2011, and other services normally provided by our accountants in connection with statutory or regulatory filings and engagements.  The audit fees also include out-of-pocket expenses incurred in providing audit services.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed, or fees we expect to be billed, for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and are not included in audit fees.  On a quarterly basis, the audit and finance committee pre-approves a specific quarterly limit on the amount of audit-related fees for non-audit services.  Management is also required to report the specific engagements to the committee and obtain specific pre-approval from the committee.

Tax Fees

Tax fees represent the aggregate fees billed, or fees we expect to be billed, for professional services for tax compliance, tax advice and tax planning, including tax return review, review of tax laws and regulations and cases and other support in connection with complying with federal and state tax reporting and payment requirements.  All tax fees have been pre-approved by the audit and finance committee.

All Other Fees

In 2011, all other fees represent the aggregate fees billed for professional services rendered in connection with a review of the policies and procedures at one of the company’s subsidiaries to ensure readiness and compliance with the Federal Acquisition Regulations in response to an audit by the Defense Contract Audit Agency.  In 2012, we were not billed for other products or services not included in the categories discussed above.  All other fees have been pre-approved by the audit and finance committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER MATTERS

Our management knows of no business, other than that mentioned above, to be transacted at the 2013 annual meeting.  Unless otherwise instructed, the named proxies intend to vote in accordance with their judgment on any other matter that may properly come before the 2013 annual meeting.

OBTAINING ADDITIONAL INFORMATION FROM US

This proxy statement incorporates by reference certain information from our financial statement footnotes in our Form 10-K for the year ended December 31, 2012.  We undertake, on written or oral request, to provide you (or a beneficial owner of our securities entitled to vote), without charge, a copy of our annual report on Form 10-K for the year ended December 31, 2012 as filed with the SEC, including our financial statements and schedules.  You should address your requests to the corporate secretary at American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773, telephone number 909-394-3600.

Unless we have been instructed otherwise, shareholders sharing the same address are receiving, as applicable, Notices in a single envelope or only one copy of our proxy statement.  If we are sending a Notice, the envelope contains a unique control number that each shareholder will use to access our proxy materials and vote.  If we are mailing a paper copy of our proxy materials, each shareholder at the shared address receives a separate proxy card.  We will however, deliver promptly a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered, upon written or oral request.  You may direct this request to us at the address or telephone number listed above.  If you share an address with another shareholder and wish to receive a single copy of this proxy statement, instead of multiple copies, you may direct this request to us at the address or telephone number listed above.

If you received our proxy materials in the U.S. mail and would like to reduce the costs incurred by us in mailing proxy materials to you, you can consent to receiving future proxy materials, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions on your proxy card to vote by using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

You may also visit our website at http://www.aswater.com to view the charters of our audit and finance committee, nominating and governance committee and compensation committee.  We also provide a copy of our code of conduct and guidelines on significant governance issues on this website.  You can find this information on our website by clicking on “Investors” and then clicking on “Governance.”

ATTACHMENT I

AMERICAN STATES WATER COMPANY

2013 NON-EMPLOYEE DIRECTORS STOCK PLAN

i

AMERICAN STATES WATER COMPANY

2013 NON-EMPLOYEE DIRECTORS STOCK PLAN

Section 1.                               General Description

The American States Water Company 2013 Non-Employee Directors Stock Plan (the “Plan”) provides for grants of stock units to non-employee directors.  The purposes of the Plan are (a) to attract, motivate and retain eligible directors of the Company by providing to them stock-based compensation, and (b) to encourage directors to increase their stock ownership in the Company.

Section 2.                               Definitions

Whenever the following terms are used in this Plan they shall have the meaning specified below unless the context clearly indicates to the contrary:

“Account” means the bookkeeping account maintained by the Company on behalf of each Participant that is credited with Award Units and Dividend Equivalents in accordance with Section 4.

“Award Units” means Stock Units credited pursuant to Sections 4.1 and any Dividend Equivalents credited thereon pursuant to Section 4.2.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the Common Shares of the Company, subject to adjustment pursuant to Section 5.

“Committee” means the Board, the Compensation Committee or any other Committee of the Board acting under delegated authority from the Board.

“Company” means American States Water Company, a California corporation, and its successors and assigns.

“Dividend Equivalent” means, with respect to a Participant’s Account, the amount of cash dividends or other cash distributions paid by the Company on that number of shares of Common Stock that is equal to the number of Stock Units then credited to the Participant’s Account as of the applicable measurement date for the dividend or other distribution, which amount shall be allocated as additional Stock Units to the Participant’s Account pursuant to Section 4.2.

“Distribution Date” means the date that is ninety days following the date of each grant.

“Effective Date” means May 21, 2013, subject to shareholder approval at the 2013 annual meeting of shareholders.

1

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” on any date means (1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock listed on The Wall Street Journal website (www.online.wsj.com), of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such website on the next preceding date on which there was trading in such shares; (2) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (3) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (4) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

“Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or a subsidiary.

“Participant” means any person who has been granted Award Units under this Plan.

“Plan” means the American States Water Company 2013 Non-Employee Directors Stock Plan.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock” means a share of Common Stock.

“Stock Unit or Unit” means a non-voting unit of measurement which is deemed for bookkeeping and payment purposes to represent one outstanding share of Common Stock of the Company solely for purposes of determining benefits under this Plan, established pursuant to the grant of Award Units under Sections 4.1, or in respect of Dividend Equivalents under Section 4.2, and payable solely in a share of Stock, on a one-for-one basis.

“2013 Annual Meeting”  means the Company’s 2013 annual meeting of shareholders.

Section 3.                               Effective Date; Duration

The effective date of the Plan is May 21, 2013, subject to approval of the Company’s shareholders at their 2013 annual meeting.  No awards may be granted under the Plan after May 20, 2023.  The Plan shall continue in effect until all matters relating to Stock Units and the administration of the Plan have been completed and all payments of benefits have been made.

2

Section 4.                               Stock Units Awards

4.1       Annual Award.

(a)        As of the date of each annual meeting of the shareholders commencing in 2013, the Account of each Non-Employee Director in office immediately following the annual meeting shall be credited with a number of Stock Units (the “Compensation Stock Units”) equal to (1) two times the amount of the then-current annual retainer payable by the Company for services rendered as a director for such year (or, if there is no such annual retainer, the average amount of cash compensation received by such Non-Employee Director during the prior fiscal year), divided by (2) the Fair Market Value of Common Stock on the last trading date prior to such annual meeting.

(b)        Annual grants that would otherwise exceed the maximum number of shares allotted for issuance under the Plan contained in Section 6.1 shall be prorated within such limitation pursuant to Section 6.2.

4.2       Crediting of Dividend Equivalents to Accounts.

(a)        As of each dividend payment date, a Non-Employee Director’s Account shall be credited with additional Stock Units in an amount equal to the Dividend Equivalents representing dividends payable as of such dividend payment date on a number of shares equal to the aggregate number of Units credited to the Participant’s Account divided by the Fair Market Value of a share of Common Stock on the dividend payment date.

(b)        Stock Units credited in respect of Dividend Equivalents shall be paid in Stock at the same time and the same manner as the Stock Units to which they relate.

4.3       Units and Other Amounts Vest Immediately.  All Units or other amounts credited to a Non-Employee Director’s Account shall be at all times fully vested and not subject to a risk of forfeiture ninety days after the date of grant.

4.4       Distribution of Benefits.  Notwithstanding anything herein to the contrary, the portion of a Non-Employee Director’s Account attributable to Stock Units granted pursuant to Section 4.1 (and any Dividend Equivalents attributable to such Stock Units) shall be distributed in accordance with this Section 4.4.

(a)        Commencement of Benefits Distribution.  With respect to each grant of Stock Units to a Non-Employee Director, the Non-Employee Director shall be entitled to receive such Stock Units (including Dividend Equivalents applicable to such Stock Units) on the Distribution Date.

(b)        Manner of Distribution.  Upon the Distribution Date for each grant, the Company shall, subject to Section 6.2, deliver to the Participant (or his or her Beneficiary, as applicable) a number of shares of Stock equal to the number of Stock Units (as adjusted pursuant to Section 5, if applicable) to which the Participant is then entitled under the terms of Section 4.4.  Such distribution shall be made in a lump sum as soon as administratively practicable, but no later than 30 days, following the applicable Distribution Date.

3

Section 5.                               Changes in Capital Structure

5.1       Adjustments.  Upon (or, as may be necessary to effect the adjustment, immediately prior to):  any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Committee shall equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding awards, (3) the grant of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon payment of any outstanding awards, in each case to the extent appropriate to preclude the enlargement or dilution of rights and benefits under such awards.

It is intended that, if possible, any adjustments contemplated by the preceding paragraph be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

Without limiting the generality of Section 7.3, any good faith determination by the Committee pursuant to this Section 5.1 shall be conclusive and binding on all persons.

5.2       Corporate Transactions-Assumption or Termination of Awards.  Upon the occurrence of any of the following:  any merger, combination, consolidation, or other reorganization; any exchange of Common Stock or other securities of the Corporation; a sale of all or substantially all the business, stock or assets of the Corporation; a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Committee may make provision for a cash payment in settlement of, or for the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement.

In any of the events referred to in this Section 5.2, the Committee may take such action contemplated by this Section 5.2 prior to such event (as opposed to on the occurrence of such event) to the extent that the Committee deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares.

4

Without limiting the generality of Section 7.3, any good faith determination by the Committee pursuant to its authority under this Section 5.2 shall be conclusive and binding on all persons.

Section 6.                               Shares Subject to the Plan; Share Limits

6.1       Shares Available for Issuance.  Subject to adjustment under Section 5, the aggregate number of shares of Stock that may be issued or delivered under the Plan shall not exceed 500,000 shares, and the aggregate number of shares of Stock that may be delivered to any individual in a calendar year shall not exceed 5,000 shares.  Stock delivered by the Company under the Plan shall be shares of authorized and unissued shares of Stock and shall be fully paid and non-assessable when issued.

6.2       Share Limits; Cut Backs.  If any award or crediting of Stock Units would cause the sum of the shares of Stock previously issued and shares issuable under outstanding awards under the Plan to exceed the maximum number of shares authorized under the Plan, the Company shall prorate among the Non-Employee Directors the award of Stock Units.  If and for so long as no available share authorization remains, no additional Stock Units shall be credited and cash shall be paid in lieu of dividend equivalents under Section 4.2 for such duration.

6.3       Fractional Shares; Minimum Issue.  Fractional share interests may be accumulated but shall not be issued.  Cash will be paid or transferred in lieu of any fractional share interests that remain upon a distribution under the Plan.

Section 7.                               Administration

7.1       The Administrator.  The Administrator of this Plan shall be the Compensation Committee; provided that the Board may from time to time appoint the Board as a whole or any other Committee to serve as administrator of this Plan.  The participating members of any Committee so acting shall include, as to decisions in respect of participants who are subject to Section 16 of the Exchange Act, only those members who are Non-Employee Directors (as defined in Rule 16b-3 promulgated under the Exchange Act).  Members of any Committee so acting shall not receive any additional compensation for administration of this Plan.

7.2       Committee Action.  A member of the Committee shall not vote or act upon any matter which relates solely to himself or herself as a Participant in this Plan.  Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or (assuming compliance with Section 7.1) by unanimous written consent of its members.

7.3       Rights and Duties; Delegation and Reliance; Decisions Binding.  Subject to the limitations of this Plan, the Committee shall be charged with the general administration of this Plan and the responsibility for carrying out its provisions, and shall have powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

(a)        To construe and interpret this Plan;

5

(b)        To resolve any questions concerning the amount of benefits payable to a Participant (except that no member of the Committee shall participate in a decision relating solely to his or her own benefits);

(c)        To make adjustments under Section 5 and all other determinations required by this Plan;

(d)       To maintain all the necessary records for the administration of this Plan; and

(e)        To make and publish forms, rules and procedures for the administration of this Plan.

The determination of the Committee made in good faith as to any disputed question or controversy and the Committee’s determination of benefits payable to Participants, including decisions as to adjustments under Section 5, shall be conclusive and binding for all purposes of this Plan.  In performing its duties, the Committee shall be entitled to rely on information, opinions, reports or statements prepared or presented by:  (i) officers or employees of the Company whom the Committee believes to be reliable and competent as to such matters; and (ii) counsel (who may be employees of the Company), independent accountants and other persons as to matters which the Committee believes to be within such persons’ professional or expert competence.  The Committee shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such persons.  The Committee may delegate ministerial, bookkeeping and other non-discretionary functions to individuals who are officers or employees of the Company.

Section 8.                               Amendment and Termination; Shareholder Approval

8.1       Amendment and Termination.  Subject to Section 8.2, the Board shall have the right to amend this Plan in whole or in part from time to time or may at any time suspend or terminate this Plan; provided, however, that, except as contemplated by Section 5, no amendment or termination shall cancel or otherwise adversely affect in any way, without his or her written consent, any Participant’s rights with respect to Stock Units credited to his or her Account.  Any amendments authorized hereby shall be stated in an instrument in writing, and all Participants shall be bound by such amendment.  Changes contemplated by Section 5 shall not be deemed to constitute changes or amendments for purposes of this Section 8.1.

8.2       Shareholder Approval.  The Plan, any grant, action, crediting or vesting prior to shareholder approval, shall be subject to approval of the Plan by the shareholders of the Company and, to the extent required under applicable law or listing agency rule, required by the provisions of Section 8.1, or deemed necessary or advisable by the Board, any amendment to the Plan shall be subject to shareholder approval.

Section 9.                               Miscellaneous

9.1       Limitation on Participants’ Rights.  Participation in this Plan shall not give any person the right to continue to serve as a member of the Board or any rights or interests other than as expressly provided herein.  This Plan shall create only a contractual obligation on the part

6

of the Company as to such amounts and shall not be construed as creating a trust or fiduciary relationship between the Company, the Board, the Committee, and any Participant or other person.  This Plan, in and of itself, has no assets.  Participants shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, on their Accounts, and rights no greater than the right to receive the Common Stock (or equivalent value as a general unsecured creditor) with respect to Accounts.  Participants shall not be entitled to receive actual dividends or to vote Shares until after delivery of the Shares.

9.2       Beneficiaries.

(a)        Beneficiary Designation.  Upon forms provided by the Company each Non-Employee Director may designate in writing the Beneficiary or Beneficiaries (as defined in Section 9.2(b)) whom such Non-Employee Director desires to receive any amounts payable under the Plan after his or her death.  Beneficiary designation forms shall be effective on the date that the form is received by the Corporate Secretary.  A Non-Employee Director may from time to time change his or her designated Beneficiary or Beneficiaries without the consent of such Beneficiary or Beneficiaries by filing a new designation in writing with the Corporate Secretary.  However, if a married Non-Employee Director wishes to designate a person other than his or her spouse as Beneficiary, such designation shall be consented to in writing by the spouse.  The Non-Employee Director may change any election designating a Beneficiary or Beneficiaries without any requirement of further spousal consent if the spouse’s consent so provides.  Notwithstanding the foregoing, spousal consent shall not be necessary if it is established that the required consent cannot be obtained because the spouse cannot be located or because of other circumstances prescribed by the Committee.  The Company and the Committee may rely on the Non-Employee Director’s designation of a Beneficiary or Beneficiaries last filed in accordance with the terms of the Plan.

(b)        Definition of Beneficiary.  A Participant’s “Beneficiary” or “Beneficiaries” shall be the person, persons, trust or trusts (or similar entity) designated by the Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution to receive the Participant’s benefits under this Plan in the event of the Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

9.3       Non-Transferability.  A Participant’s rights and interests under the Plan in respect to Stock Units, including amounts payable or Stock deliverable under or in respect thereof, may not be assigned, pledged, or transferred except in the event of a Participant’s death, to a designated beneficiary as provided in Section 9.2(b) above, or in the absence of such designation, by will or the laws of descent and distribution.

The above transfer restrictions shall not apply to transfers to the Company or transfers pursuant to a court order.

9.4       Obligations Binding Upon Successors.  Obligations of the Company under this Plan shall be binding upon successors of the Company.

7

9.5       Governing Law; Severability.  The validity of this Plan and any agreements entered into under the Plan or any of its provisions shall be construed, administered and governed in all respects under the laws of the State of California.  If any provisions of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

9.6       Compliance with Laws.  This Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of benefits under this Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  Any securities delivered under this Plan shall be subject to prior registration or such restrictions as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as it may reasonably request to assure such compliance.

9.7       Limitations on Rights Associated with Units.  A Non-Employee Director’s Account shall be a memorandum account on the books of the Company.  The Units credited to a Non-Employee Director’s Account shall be used solely as a device for the determination of the number of shares of Stock to be distributed to the Participant in accordance with this Plan.  The Units shall not be treated as property or as a trust fund of any kind.  No Participant shall be entitled to any voting or other shareholder rights with respect to Units credited under this Plan.  The number of Units credited to a Participant’s Account shall be subject to adjustment in accordance with Section 5 and the terms of this Plan.

9.8       Plan Construction.  It is the intent of the Company that transactions pursuant to this Plan satisfy and be interpreted in a manner that satisfies the applicable conditions for exemption under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”) so that, to the extent consistent therewith, the crediting of Units and the payment of Stock will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder.

9.9       Headings Not Part of Plan.  Headings and subheadings in this Plan are inserted for reference only and are not to be considered in the construction of the provisions hereof.

9.10     Section 409A.  It is the intent that the payments under this Plan shall comply with or be exempt from Internal Revenue Code Section 409A and the regulations and guidance promulgated thereunder (collectively, “Code §409A”), and accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance with or exempt from Code §409A.  A termination of service shall not be deemed to have occurred for purposes of this Plan unless such termination is also a “separation from service” within the meaning of Code §409A.  Notwithstanding any other payment schedule provided herein to the contrary, if the Non-Employee Director is deemed on the date of termination to be a “specified employee” within the meaning of that term under Code §409A, then to the extent required under Code §409A such payment shall be delayed until the six month anniversary of such termination or the Non-Employee Director’s death.

8

630 East Foothill Boulevard, San Dimas, California 91773

909-394-3600 www.aswater.com

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: AMERICAN STATES WATER COMPANY M56041-P35255 AMERICAN STATES WATER COMPANY 630 EAST FOOTHILL BOULEVARD SAN DIMAS, CA 91773 Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 2. To approve the 2013 Non-Employee Directors Stock Plan. 3. Advisory vote to approve the compensation of our named executive officers. 4. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm. For address changes and/or comments, please check this box and write them on the back where indicated. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 01) Dr. Diana M. Bontá 02) Mr. Robert J. Sprowls 03) Mr. Lloyd E. Ross 1. Election of Directors Nominees: VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For All Withhold All for All Except Yes No For Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) AMERICAN STATES WATER COMPANY 2013 ANNUAL MEETING Of SHAREHOLDERS May 21, 2013 This Proxy is solicited on behalf of the Board of Directors The undersigned hereby appoints Lloyd E. Ross and Anne M. Holloway, and each or any of them, proxies of the undersigned, each with full power of substitution, to vote in their discretion at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") and any adjournments thereof. The Annual Meeting will be held on Tuesday, May 21, 2013 at 10:00 a.m., Pacific Time at The Langham, 1401 South Oak Knoll Avenue, Pasadena, California. This proxy, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s) and the named proxies will, in their sole discretion, vote such shares on any other matters that may properly come before the meeting or any adjournments thereof. If no direction is made, this proxy will be voted FOR the listed Nominees and FOR proposals 2, 3 and 4. Further, if cumulative voting rights for the election of directors (Item 1) are exercised at the meeting, the proxies will cumulatively vote their shares as provided in the proxy statement. If a proposal is made to adjourn the meeting in order to enable management to continue to solicit proxies in favor of the proposals, the proxies will be voted in favor of adjournment, unless otherwise directed. The proxies will vote in favor of the election of a person as a director if a nominee named in the proxy statement is unable to serve or for good cause will not serve and on such other matters as are incident to the conduct of the annual meeting, unless otherwise instructed. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com. Continued and to be signed on reverse side M56042-P35255